UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-5225

Oppenheimer Quest for Value Funds

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: October 31

Date of reporting period: 1/31/2019

Item 1. Schedule of Investments.

CONSOLIDATED STATEMENT OF INVESTMENTS January 31, 2019 Unaudited

	Shares	Value
Common Stocks—50.0%
Consumer Discretionary—13.4%
Auto Components—0.7%
Bridgestone Corp.	73,100	$2,811,651
Continental AG	8,956	1,411,034
Koito Manufacturing Co. Ltd.	31,400	1,884,015
Valeo SA	98,647	3,091,661

		9,198,361

Automobiles—0.9%
Bayerische Motoren Werke AG	15,386	1,293,678
Bayerische Motoren Werke AG	43,100	3,179,489
Hero MotoCorp Ltd.	42,137	1,549,682
Subaru Corp.	37,900	888,400
Suzuki Motor Corp.	43,300	2,256,503
Volkswagen AG	21,187	3,604,083

		12,771,835

Distributors—0.1%
Pool Corp.	5,680	851,489
Diversified Consumer Services—0.1%
Bright Horizons Family Solutions, Inc.[1]	7,340	849,899
Entertainment—1.0%
Capcom Co. Ltd.	57,500	1,236,607
Live Nation Entertainment, Inc.[1]	8,400	449,484
NCSoft Corp.	1,278	538,403
Nexon Co. Ltd.[1]	193,800	2,962,943
Nintendo Co. Ltd.	20,000	5,869,259
Ubisoft Entertainment SA1	1,480	131,701
Walt Disney Co. (The)	29,120	3,247,462

		14,435,859

Hotels, Restaurants & Leisure—1.9%
Accor SA	38,070	1,658,387
Alsea SAB de CV	111,253	307,888
Carnival Corp.	48,930	2,817,389
Chipotle Mexican Grill, Inc., Cl. A1	870	460,761
Domino’s Pizza Group plc	259,100	900,591
Domino’s Pizza, Inc.	3,590	1,018,591
Huazhu Group Ltd., ADR	62,192	1,974,596
International Game Technology plc	68,470	1,120,169
Jollibee Foods Corp.	133,570	810,159
Kangwon Land, Inc.[1]	103,920	3,176,208
Planet Fitness, Inc., Cl. A1	12,110	701,411
Sands China Ltd.	402,400	1,923,802
Whitbread plc	79,769	5,116,726
Wynn Macau Ltd.	555,200	1,379,032

1 OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Hotels, Restaurants & Leisure (Continued)
Yum China Holdings, Inc.	100,470	$3,662,131
		27,027,841

Household Durables—0.6%
Newell Brands, Inc.	94,500	2,004,345
SEB SA1	2,490	382,352
SEB SA, Prime[1]	8,210	1,260,687
Sony Corp.	88,100	4,431,188
Steinhoff International Holdings NV1	303,311	38,252
		8,116,824

Interactive Media & Services—2.7%
Alphabet, Inc., Cl. A1	12,370	13,927,259
Baidu, Inc., Sponsored ADR[1]	31,960	5,517,255
Facebook, Inc., Cl. A1	38,230	6,372,559
IAC/InterActiveCorp[1]	4,120	870,474
Kakao Corp.	219	19,574
NAVER Corp.	7,765	950,396
Scout24 AG2	29,351	1,376,256
Tencent Holdings Ltd.	156,085	7,022,702
Yahoo Japan Corp.	242,100	654,123
Yandex NV, Cl. A1	41,361	1,388,902
		38,099,500

Internet & Catalog Retail—1.6%
Alibaba Group Holding Ltd., Sponsored ADR[1]	78,545	13,234,047
Amazon.com, Inc.[1]	1,027	1,765,136
Farfetch Ltd., Cl. A1	50,530	1,018,179
GrubHub, Inc.[1]	3,750	301,500
JD.com, Inc., ADR[1]	118,156	2,936,177
Meituan Dianping, Cl. B1,3	83,300	566,574
Meituan Dianping, Cl. B1,3	120,000	775,383
MercadoLibre, Inc.[1]	2,562	932,568
Pinduoduo, Inc., ADR[1]	35,200	1,028,192
		22,557,756

Leisure Products—0.3%
Bandai Namco Holdings, Inc.	82,000	3,611,222
Media—0.2%
Axel Springer SE	12,469	761,934
SES SA, Cl. A, FDR	83,200	1,697,632
Zee Entertainment Enterprises Ltd.	209,371	1,125,117
		3,584,683

Multiline Retail—0.3%
Dollarama, Inc.	35,745	962,214
Lojas Americanas SA	212,614	1,228,278
Ollie’s Bargain Outlet Holdings, Inc.[1]	8,550	668,353

2 OPPENHEIMER GLOBAL ALLOCATION FUND

	Shares	Value
Multiline Retail (Continued)
SACI Falabella	103,184	$828,399
		3,687,244
Specialty Retail—1.0%
Advance Auto Parts, Inc.	2,110	335,912
Burlington Stores, Inc.[1]	6,200	1,064,602
Dufry AG1	7,232	723,741
Industria de Diseno Textil SA	182,949	5,102,818
Nitori Holdings Co. Ltd.	10,100	1,313,565
O’Reilly Automotive, Inc.[1]	3,530	1,216,650
Tiffany & Co.	26,550	2,355,781
Tractor Supply Co.	7,760	662,704
Ulta Beauty, Inc.[1]	2,060	601,355
		13,377,128
Textiles, Apparel & Luxury Goods—2.0%
Brunello Cucinelli SpA	15,307	553,050
Canada Goose Holdings, Inc.[1]	7,870	404,990
Cie Financiere Richemont SA	15,256	1,052,539
EssilorLuxottica SA	8,384	1,062,476
Hermes International	3,571	2,147,558
Kering SA	16,758	8,422,903
lululemon athletica, Inc.[1]	7,590	1,121,878
LVMH Moet Hennessy Louis Vuitton SE	37,530	12,053,863
Moncler SpA	9,872	371,826
PRADA SpA	280,000	925,329
Puma SE	819	456,076
		28,572,488
Consumer Staples—4.4%
Beverages—1.1%
Anadolu Efes Biracilik Ve Malt Sanayii AS	98,473	420,136
Coca-Cola European Partners plc	77,960	3,709,337
Diageo plc	91,820	3,501,221
Fomento Economico Mexicano SAB de CV	168,194	1,530,192
Fomento Economico Mexicano SAB de CV, Sponsored ADR	8,310	756,376
Heineken NV	14,242	1,280,112
Keurig Dr Pepper, Inc.	20,120	547,666
Pernod Ricard SA	22,220	3,690,733
		15,435,773
Food & Staples Retailing—0.4%
Alimentation Couche-Tard, Inc., Cl. B	32,147	1,746,377
Atacadao Distribuicao Comercio e Industria Ltda	235,800	1,292,400
BIM Birlesik Magazalar AS	16,770	293,107
CP ALL PCL	543,600	1,354,077
Shoprite Holdings Ltd.	55,522	687,530

3 OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Food & Staples Retailing (Continued)
Wal-Mart de Mexico SAB de CV	155,364	$407,864

		5,781,355

Food Products—1.0%
Barry Callebaut AG	694	1,180,343
Danone SA	53,060	3,859,080
Lamb Weston Holdings, Inc.	17,480	1,263,804
McCormick & Co., Inc.	5,120	633,037
Nestle SA	18,135	1,579,567
Saputo, Inc.	42,468	1,245,000
Vietnam Dairy Products JSC	50,326	293,052
WH Group Ltd.[2]	4,026,000	3,511,526

		13,565,409

Household Products—0.6%
Church & Dwight Co., Inc.	10,640	687,450
Colgate-Palmolive Co.	61,270	3,962,944
Henkel AG & Co. KGaA, Preference	10,218	992,970
Reckitt Benckiser Group plc	32,200	2,478,328

		8,121,692

Personal Products—1.0%
Amorepacific Corp.	11,413	1,864,976
AMOREPACIFIC Group	20,948	1,291,319
Beiersdorf AG	6,373	636,662
Hengan International Group Co. Ltd.	196,000	1,546,938
LG Household & Health Care Ltd.	3,304	3,775,446
Pola Orbis Holding, Inc.	16,500	491,829
Unilever plc	80,210	4,202,176

		13,809,346

Tobacco—0.3%
Philip Morris International, Inc.	32,190	2,469,617
Swedish Match AB	48,546	2,174,277

		4,643,894

Energy—4.0%
Energy Equipment & Services—0.3%
TechnipFMC plc	120,276	2,788,662
USA Compression Partners LP4	52,397	777,571

		3,566,233

Oil, Gas & Consumable Fuels—3.7%
Antero Midstream GP LP	85,131	1,142,458
BP plc	554,060	3,775,946
Buckeye Partners LP4	75,919	2,319,325
Continental Resources, Inc.[1]	9,050	417,839
DCP Midstream LP4	23,432	785,675
Diamondback Energy, Inc.	4,320	445,478

4 OPPENHEIMER GLOBAL ALLOCATION FUND

	Shares	Value
Oil, Gas & Consumable Fuels (Continued)
Energy Transfer LP4	455,290	$6,697,316
Enterprise Products Partners LP4	143,598	3,973,357
EQM Midstream Partners LP4	42,373	1,938,989
Kunlun Energy Co. Ltd.	318,000	340,449
LUKOIL PJSC, Sponsored ADR	11,420	916,658
Magellan Midstream Partners LP4	40,683	2,499,970
MPLX LP4	88,861	3,120,798
Novatek PJSC, Sponsored GDR	22,100	4,059,929
Plains All American Pipeline LP4	26,043	592,999
Plains GP Holdings LP, Cl. A1	34,352	784,600
Shell Midstream Partners LP4	47,210	959,307
Sunoco LP4	12,934	396,168
Tallgrass Energy LP, Cl. A	136,004	3,240,975
Targa Resources Corp.	50,356	2,165,812
TC PipeLines LP4	77,064	2,449,865
TOTAL SA	76,840	4,216,423
Western Gas Partners LP4	15,479	748,564
Williams Cos., Inc. (The)	141,410	3,808,171
		51,797,071

Financials—5.9%
Capital Markets—1.3%
B3 SA-Brasil Bolsa Balcao	156,300	1,348,640
China International Capital Corp. Ltd., Cl. H2	205,200	409,752
Credit Suisse Group AG1	163,964	1,987,248
Goldman Sachs Group, Inc. (The)	14,660	2,902,827
Hong Kong Exchanges & Clearing Ltd.	55,569	1,729,739
KKR & Co., Inc., Cl. A	19,100	428,795
MarketAxess Holdings, Inc.	1,620	347,927
MSCI, Inc., Cl. A	6,390	1,088,025
S&P Global, Inc.	31,330	6,004,395
UBS Group AG1	198,841	2,577,242
		18,824,590

Commercial Banks—2.1%
Akbank TAS	384,467	528,335
Banco Bilbao Vizcaya Argentaria SA	153,313	908,283
Banco de Chile	1,094,718	173,672
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santander, Cl. B	307,024	459,679
Bank Central Asia Tbk PT	301,500	608,133
BDO Unibank, Inc.	41,560	107,788
BNP Paribas SA	24,630	1,157,496
Citigroup, Inc.	75,170	4,845,458
Commercial International Bank Egypt SAE	123,370	579,378
Credicorp Ltd.	5,330	1,294,017
Grupo Aval Acciones y Valores SA, ADR	83,160	576,299
Grupo Financiero Inbursa SAB de CV, Cl. O	546,218	791,237
HSBC Holdings plc	274,710	2,304,813

5 OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Commercial Banks (Continued)
ICICI Bank Ltd., Sponsored ADR	506,060	$5,166,873
ING Groep NV	171,134	2,026,663
Itau Unibanco Holding SA, ADR	50,010	532,106
Kotak Mahindra Bank Ltd.	172,529	3,048,323
Sberbank of Russia PJSC	284,060	946,597
Siam Commercial Bank PCL (The)	116,100	494,907
Societe Generale SA	52,960	1,648,634
SVB Financial Group[1]	1,220	284,724
Turkiye Garanti Bankasi AS	213,388	374,856
		28,858,271

Consumer Finance—0.0%
Cholamandalam Investment & Finance Co. Ltd.	17,688	291,849
Diversified Financial Services—0.3%
Ayala Corp.	19,370	344,657
FirstRand Ltd.	351,208	1,841,460
ORIX Corp.	124,000	1,867,789
		4,053,906
Insurance—1.4%
AIA Group Ltd.	331,600	2,979,971
Allianz SE	18,325	3,878,562
Arthur J. Gallagher & Co.	11,670	871,866
Japan Post Insurance Co. Ltd.	39,400	898,518
Legal & General Group plc	374,914	1,276,916
Progressive Corp. (The)	16,850	1,133,836
Prudential plc	406,361	7,928,302
		18,967,971

Real Estate Investment Trusts (REITs)—0.2%
Alexandria Real Estate Equities, Inc.	2,830	372,739
SBA Communications Corp., Cl. A1	2,570	469,102
Unibail-Rodamco-Westfield	9,100	1,641,213
		2,483,054

Real Estate Management & Development—0.4%
Ayala Land, Inc.	824,400	703,150
CBRE Group, Inc., Cl. A1	11,870	543,053
DLF Ltd.	1,573,951	3,653,977
Emaar Properties PJSC	322,727	379,519
Oberoi Realty Ltd.	10,696	66,934
SM Prime Holdings, Inc.	910,103	665,557
		6,012,190

Thrifts & Mortgage Finance—0.2%
Housing Development Finance Corp. Ltd.	123,395	3,339,321

6 OPPENHEIMER GLOBAL ALLOCATION FUND

	Shares	Value
Health Care—4.7%
Biotechnology—1.4%
ACADIA Pharmaceuticals, Inc.[1]	38,030	$866,323
AnaptysBio, Inc.[1]	11,650	772,628
Biocon Ltd.	69,432	633,350
Biogen, Inc.[1]	6,160	2,056,085
Bluebird Bio, Inc.[1]	9,160	1,222,219
Blueprint Medicines Corp.[1]	17,950	1,294,016
Circassia Pharmaceuticals plc[1]	348,450	195,050
CSL Ltd.	12,501	1,776,182
Gilead Sciences, Inc.	23,210	1,624,932
GlycoMimetics, Inc.[1]	49,880	558,656
Grifols SA	71,961	1,876,112
Incyte Corp.[1]	18,150	1,462,709
Innovent Biologics, Inc.[1,2]	34,000	85,196
Ionis Pharmaceuticals, Inc.[1]	21,250	1,232,500
MacroGenics, Inc.[1]	47,280	554,594
Mirati Therapeutics, Inc.[1]	8,659	572,187
Neurocrine Biosciences, Inc.[1]	3,240	285,833
Sage Therapeutics, Inc.[1]	15,140	2,158,813
Sarepta Therapeutics, Inc.[1]	2,020	282,214
Shanghai Junshi Biosciences Co. Ltd., Cl. H1,2	37,000	99,488
uniQure NV1	16,520	565,810
		20,174,897

Health Care Equipment & Supplies—0.8%
ABIOMED, Inc.[1]	1,320	463,412
Cooper Cos., Inc. (The)	2,940	819,554
DexCom, Inc.[1]	4,180	589,505
Edwards Lifesciences Corp.[1]	3,870	659,525
Hoya Corp.	36,000	2,084,464
ICU Medical, Inc.[1]	2,220	552,336
IDEXX Laboratories, Inc.[1]	2,590	551,100
Insulet Corp.[1]	8,810	715,284
Medtronic plc	2,520	222,743
ResMed, Inc.	2,080	197,954
Siemens Healthineers AG1,2	34,736	1,368,692
STERIS plc	4,200	479,052
West Pharmaceutical Services, Inc.	3,330	360,539
William Demant Holding AS1	5,055	159,623
Zimmer Biomet Holdings, Inc.	13,000	1,424,280
		10,648,063

Health Care Providers & Services—0.9%
Anthem, Inc.	20,920	6,338,760
Apollo Hospitals Enterprise Ltd.	16,860	314,540
Centene Corp.[1]	14,250	1,860,623
Encompass Health Corp.	4,910	328,184
Fresenius Medical Care AG & Co. KGaA	3,437	253,453
Henry Schein, Inc.[1]	6,180	480,186

7 OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Health Care Providers & Services (Continued)
Sinopharm Group Co. Ltd., Cl. H	373,000	$1,679,315
WellCare Health Plans, Inc.[1]	5,030	1,390,694
		12,645,755

Health Care Technology—0.0%
Ping An Healthcare & Technology Co. Ltd.[1,2]	6,496	30,663
Veeva Systems, Inc., Cl. A1	2,400	261,744
		292,407

Life Sciences Tools & Services—0.6%
Agilent Technologies, Inc.	49,330	3,751,547
Bio-Rad Laboratories, Inc., Cl. A1	2,200	549,714
ICON plc[1]	6,380	892,434
IQVIA Holdings, Inc.[1]	5,730	739,227
Lonza Group AG1	6,449	1,704,204
Samsung Biologics Co. Ltd.[1,2]	2,627	946,052
Wuxi Biologics Cayman, Inc.[1,2]	64,000	563,329
		9,146,507

Pharmaceuticals—1.0%
Bayer AG	50,296	3,810,528
Dong-E-E-Jiao Co. Ltd., Cl. A	67,499	413,244
Hutchison China MediTech Ltd., ADR[1]	9,630	218,601
Jiangsu Hengrui Medicine Co. Ltd., Cl. A	180,574	1,614,452
Novo Nordisk AS, Cl. B	45,699	2,143,187
Roche Holding AG	5,019	1,333,162
Takeda Pharmaceutical Co. Ltd.	95,473	3,851,961
		13,385,135

Industrials—6.9%
Aerospace & Defense—1.4%
Airbus SE	133,620	15,372,410
HEICO Corp.	8,590	725,855
MTU Aero Engines AG	4,990	1,074,792
Rolls-Royce Holdings plc[1]	208,060	2,416,981
TransDigm Group, Inc.[1]	890	347,990
		19,938,028

Air Freight & Couriers—0.2%
United Parcel Service, Inc., Cl. B	24,600	2,592,840
ZTO Express Cayman, Inc., ADR	57,942	991,967
		3,584,807

Airlines—0.2%
International Consolidated Airlines Group SA	229,650	1,941,910
United Continental Holdings, Inc.[1]	5,760	502,675
		2,444,585

8 OPPENHEIMER GLOBAL ALLOCATION FUND

	Shares	Value
Building Products—0.2%
Assa Abloy AB, Cl. B	128,800	$2,400,039
Lennox International, Inc.	2,280	522,758

		2,922,797

Commercial Services & Supplies—0.5%
Cintas Corp.	5,080	952,551
Edenred	42,600	1,729,744
Prosegur Cash SA2	269,656	631,682
Prosegur Cia de Seguridad SA	181,510	981,847
Republic Services, Inc., Cl. A	6,980	535,436
Waste Connections, Inc.	19,230	1,606,859

		6,438,119

Construction & Engineering—0.2%
Boskalis Westminster	55,572	1,466,934
FLSmidth & Co. AS	23,162	1,085,020

		2,551,954

Electrical Equipment—0.6%
Legrand SA	18,560	1,101,615
Melrose Industries plc	368,478	816,991
Nidec Corp.	50,900	6,102,176

		8,020,782

Industrial Conglomerates—0.9%
3M Co.	15,870	3,178,761
Jardine Strategic Holdings Ltd.	42,691	1,636,066
Roper Technologies, Inc.	4,340	1,229,349
Seibu Holdings, Inc.	131,200	2,273,702
Siemens AG	19,650	2,154,398
SM Investments Corp.	89,494	1,700,828

		12,173,104

Machinery—1.4%
Aalberts Industries NV	26,836	942,646
Atlas Copco AB, Cl. A	108,918	2,833,494
Epiroc AB, Cl. A1	90,784	873,349
FANUC Corp.	20,800	3,508,440
IDEX Corp.	8,090	1,115,288
Komatsu Ltd.	81,700	2,075,782
Kubota Corp.	98,200	1,546,254
Minebea Mitsumi, Inc.	85,000	1,393,713
SMC Corp.	9,300	3,053,236
VAT Group AG1,2	13,339	1,381,885
Weir Group plc (The)	42,507	840,697

		19,564,784

Professional Services—0.8%
Bureau Veritas SA	43,220	961,784

9 OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Professional Services (Continued)
CoStar Group, Inc.[1]	3,490	$1,363,683
Equifax, Inc.	17,770	1,901,745
IHS Markit Ltd.[1]	23,060	1,197,275
Intertek Group plc	14,260	918,619
Recruit Holdings Co. Ltd.	183,900	4,921,420
TransUnion	9,300	565,626

		11,830,152

Trading Companies & Distributors—0.4%
Bunzl plc	75,619	2,382,476
Ferguson plc	10,426	697,496
ITOCHU Corp.	111,400	2,037,822

		5,117,794

Transportation Infrastructure—0.1%
DP World Ltd.	67,925	1,208,836
Grupo Aeroportuario del Sureste SAB de CV, Cl. B	33,044	597,781

		1,806,617

Information Technology—7.4%
Communications Equipment—0.2%
Motorola Solutions, Inc.	5,480	640,667
Nokia OYJ	393,465	2,480,231

		3,120,898

Electronic Equipment, Instruments, & Components—1.7%
CDW Corp.	12,480	1,039,210
Hitachi Ltd.	60,000	1,883,209
Keyence Corp.	10,400	5,342,882
Keysight Technologies, Inc.[1]	7,660	566,993
Murata Manufacturing Co. Ltd.	44,600	6,688,882
Omron Corp.	43,000	1,757,962
Sunny Optical Technology Group Co. Ltd.	52,300	525,863
TDK Corp.	67,600	5,322,579

		23,127,580

IT Services—1.2%
Amadeus IT Group SA	16,232	1,179,287
Atos SE	19,480	1,783,728
Booz Allen Hamilton Holding Corp., Cl. A	10,370	509,478
Broadridge Financial Solutions, Inc.	7,800	786,474
Earthport plc[1]	1,169,320	548,754
EPAM Systems, Inc.[1]	7,350	1,039,878
Euronet Worldwide, Inc.[1]	3,870	445,089
Fiserv, Inc.[1]	5,880	487,628
Global Payments, Inc.	9,470	1,063,292
PayPal Holdings, Inc.[1]	46,290	4,108,700
StoneCo Ltd., Cl. A1	27,250	602,770
Tata Consultancy Services Ltd.	37,772	1,073,833

10 OPPENHEIMER GLOBAL ALLOCATION FUND

	Shares	Value
IT Services (Continued)
Total System Services, Inc.	16,950	$1,518,890
Twilio, Inc., Cl. A1	4,490	499,827
WEX, Inc.[1]	4,240	684,039
		16,331,667

Semiconductors & Semiconductor Equipment—1.7%
Advanced Micro Devices, Inc.[1]	6,020	146,948
ams AG	22,652	611,590
ASML Holding NV	11,610	2,044,186
Infineon Technologies AG	182,826	4,062,748
Lam Research Corp.	2,040	345,943
Maxim Integrated Products, Inc.	84,910	4,608,066
Monolithic Power Systems, Inc.	6,450	816,312
Renesas Electronics Corp.[1]	469,000	2,691,691
STMicroelectronics NV	105,930	1,680,726
Taiwan Semiconductor Manufacturing Co. Ltd.	676,000	5,009,720
Taiwan Semiconductor Manufacturing Co. Ltd., Sponsored ADR	34,210	1,286,980
Xilinx, Inc.	9,520	1,065,669
		24,370,579

Software—2.5%
Adobe, Inc.[1]	23,820	5,903,073
Atlassian Corp. plc, Cl. A1	11,000	1,082,400
Dassault Systemes SE	7,633	960,067
Fair Isaac Corp.[1]	2,870	646,324
Intuit, Inc.	26,720	5,766,710
Oracle Corp. Japan	17,400	1,266,622
RealPage, Inc.[1]	7,160	399,313
RingCentral, Inc., Cl. A1	10,340	955,830
SAP SE	107,588	11,112,545
ServiceNow, Inc.[1]	6,150	1,353,123
Splunk, Inc.[1]	4,360	544,302
Synopsys, Inc.[1]	10,900	1,017,515
Tableau Software, Inc., Cl. A1	1,350	172,584
Temenos AG1	14,773	1,997,433
Ultimate Software Group, Inc. (The)[1]	1,260	344,068
Xero Ltd.[1]	37,879	1,199,817
Zendesk, Inc.[1]	7,470	504,449
		35,226,175

Technology Hardware, Storage & Peripherals—0.1%
Samsung Electronics Co. Ltd.	25,340	1,058,780
Materials—2.2%
Chemicals—0.8%
Air Liquide SA	38,157	4,635,240
Akzo Nobel NV	31,383	2,712,562
Ashland Global Holdings, Inc.	4,550	345,345
Ingevity Corp.[1]	3,970	373,458

11 OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Chemicals (Continued)
Novozymes AS, Cl. B	19,058	$795,968
Sika AG	11,514	1,520,642
Westlake Chemical Partners LP4	49,285	1,126,655

		11,509,870

Construction Materials—0.1%
Indocement Tunggal Prakarsa Tbk PT	387,500	533,370
James Hardie Industries plc	54,500	608,219
Odisha Cement Ltd.[1]	7,516	108,993
UltraTech Cement Ltd.	9,837	487,127

		1,737,709

Containers & Packaging—0.2%
Avery Dennison Corp.	3,690	385,421
Ball Corp.	13,080	683,822
CCL Industries, Inc., Cl. B	36,461	1,537,303

		2,606,546

Metals & Mining—1.1%
Agnico Eagle Mines Ltd.	67,540	2,943,393
Anglo American plc	131,865	3,365,119
Glencore plc[1]	928,560	3,774,567
Grupo Mexico SAB de CV	467,770	1,120,119
Polyus PJSC, GDR[2]	6,900	287,803
Real Gold Mining Ltd.[1,5]	273,000	—
Vale SA, Cl. B, Sponsored ADR	47,020	584,929
Wheaton Precious Metals Corp.	160,570	3,384,816

		15,460,746

Telecommunication Services—1.1%
Diversified Telecommunication Services—0.6%
Nippon Telegraph & Telephone Corp.	81,400	3,493,760
Spark New Zealand Ltd.	1,245,799	3,491,745
United Internet AG	23,549	932,031

		7,917,536

Wireless Telecommunication Services—0.5%
Rogers Communications, Inc., Cl. B	53,131	2,874,197
SK Telecom Co. Ltd.	19,108	4,419,186

		7,293,383

Total Common Stocks (Cost $712,186,564)		698,741,810
Preferred Stocks—2.1%
Harambee Re Ltd. , 2019-1[1]	3,750,000	3,761,250
Kinesis Re, 2019-1[1]	320,197	3,201,970
Lion Rock Re Ltd., 2019-1[1]	37,500	3,787,875
Mt. Logan Re Ltd., 2019-1[1]	3,750	3,770,696
NCM Re Ltd., 2019-1[1]	3,750,000	3,780,375
Thopas Re Ltd., 2019-1[1]	37,500	3,769,875

12 OPPENHEIMER GLOBAL ALLOCATION FUND

		Shares	Value
Preferred Stocks (Continued)
Torricelli Re, 2019-1[1]		37,500	$3,776,250
Viribus Re Ltd., 2019-1[1]		2,926,109	2,967,953
Zee Entertainment Enterprises Ltd., 6% Cum. Non-Cv.		629,697	66,228
Total Preferred Stocks (Cost $28,782,855)			28,882,472
		Principal Amount
U.S. Government Obligations—5.4%
United States Treasury Bonds, 2.875%, 8/15/45[6,7]		$17,022,000	16,650,973
United States Treasury Nts.:
1.625%, 2/15/26[6,7]		38,920,000	36,642,572
2.75%, 2/15/28[6]		22,488,000	22,730,449
Total U.S. Government Obligations (Cost $77,963,138)			76,023,994
Foreign Government Obligations—17.4%
Belgium—0.5%
Kingdom of Belgium, Series 85, 0.80% Sr. Unsec. Nts., 6/22/28[2,8]	EUR	6,315,000	7,365,895

Canada—1.0%
Canada, 1.00% Bonds, 6/1/27	CAD	19,410,000	13,794,919

France—2.2%
French Republic, 0.75% Bonds, 5/25/28[8]	EUR	26,610,000	31,207,980

Germany—1.7%
Bundesrepublik Deutschland Bundesanleihe, 0.50% Bonds, 8/15/27[8]	EUR	19,805,000	23,679,490
Italy—1.5%
Italian Republic, 2.00% Bonds, 2/1/28[8]	EUR	18,360,000	20,374,994

Japan—6.1%
Japan Government Ten Year Bond, 0.10% Sr. Unsec. Nts., 12/20/28	JPY	9,200,000,000	85,399,143

Netherlands—0.5%
Kingdom of Netherlands, 0.75% Bonds, 7/15/28[2,8]	EUR	6,070,000	7,275,216

Spain—1.1%
Kingdom of Spain, 1.40% Sr. Unsec. Nts., 4/30/28[2,8]	EUR	12,900,000	15,118,674

United Kingdom—2.8%
United Kingdom Gilt, 4.25% Bonds, 12/7/27[8]	GBP	23,345,000	38,714,402
Total Foreign Government Obligations (Cost $249,094,913)			242,930,713
Non-Convertible Corporate Bond and Note—0.0%
Omnicare, Inc., 4.75% Sr. Unsec. Nts., 12/1/22 (Cost $210,793)		210,000	218,992
Event-Linked Bonds—1.1%
Alturas Re Segregated Account 2019-1 Catastrophe Linked Nts., 0.00%, 3/10/23[9,12]		3,750,000	3,792,000

13 OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Event-Linked Bonds (Continued)
Eden Re II Ltd. Catastrophe Linked Nts., 0.00%, 3/22/23[9,12]	$3,750,000	$3,761,250
Limestone Re Ltd. Catastrophe Linked Nts., 0.00%, 9/9/22[9,12]	3,750,000	3,763,125
Versutus Ltd., 2019-1, Cl. B Catastrophe Linked Nts., 0.00%, 12/31/19[12]	3,750,000	3,764,250

Total Event-Linked Bonds (Cost $15,000,000)		15,080,625

	Shares
Investment Companies—21.6%
Oppenheimer Institutional Government Money Market Fund, Cl. E, 2.35%[10,11]	9,696,499	9,696,499
Oppenheimer Master Event-Linked Bond Fund, LLC[10]	5,260,419	81,477,656
Oppenheimer Russell 1000 Dynamic Multifactor Exchange Traded Fund[10]	7,885,813	211,724,616

Total Investment Companies (Cost $318,353,233)		302,898,771
Total Investments, at Value (Cost $1,401,591,496)	97.6%	1,364,777,377
Net Other Assets (Liabilities)	2.4	33,851,937

Net Assets	100.0%	$1,398,629,314

Footnotes to Consolidated Statement of Investments

1. Non-income producing security.

2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $40,452,109 or 2.89% of the Fund’s net assets at period end.

3. The Fund holds securities which have been issued by the same entity and that trade on separate exchanges.

4. Security is a Master Limited Partnership.

5. The value of this security was determined using significant unobservable inputs. See Note 3 of the accompanying Consolidated Notes.

6. All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $21,111,770. See Note 6 of the accompanying Consolidated Notes.

7. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements under certain derivative contracts. The aggregate market value of such securities is $6,205,093. See Note 6 of the accompanying Consolidated Notes.

8. Represents securities sold under Regulation S, which are exempt from registration under the Securities Act of 1933, as amended. These securities may not be offered or sold in the United States without and exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. These securities amount to $143,736,651 or 10.28% of the Fund’s net assets at period end.

9. Restricted security. The aggregate value of restricted securities at period end was $11,316,375, which represents 0.81% of the Fund’s net assets. See Note 4 of the accompanying Consolidated Notes. Information concerning restricted securities is as follows:

				Unrealized
Security	Acquisition Dates	Cost	Value	Appreciation/ (Depreciation)
Alturas Re Segregated Account 2019-1 Catastrophe Linked Nts., 0.00%, 3/10/23	12/20/18	$3,750,000	$3,792,000	$42,000
Eden Re II Ltd. Catastrophe Linked Nts., 0.00%, 3/22/23	12/14/18	3,750,000	3,761,250	11,250
Limestone Re Ltd. Catastrophe Linked Nts., 0.00%, 9/9/22	12/27/18	3,750,000	3,763,125	13,125

		$11,250,000	$11,316,375	$66,375

14 OPPENHEIMER GLOBAL ALLOCATION FUND

Footnotes to Consolidated Statement of Investments (Continued)

10. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares October 31, 2018	Gross Additions		Gross Reductions		Shares January 31, 2019

Investment Company
Oppenheimer Institutional Government Money Market Fund, Cl. E	27,748,502	356,283,566		374,335,569		9,696,499
Oppenheimer Master Event-Linked Bond Fund, LLC	10,590,407	—		5,329,988		5,260,419
Oppenheimer Russell 1000 Dynamic Multifactor Exchange Traded Fund	7,885,813	—		—		7,885,813

	Value	Income		Realized Gain (Loss)		Change in Unrealized Gain (Loss)

Investment Company
Oppenheimer Institutional Government Money Market Fund, Cl. E	$9,696,499	$453,478		$—		$—
Oppenheimer Master Event-Linked Bond Fund, LLC	81,477,656	2,375,879	[a]	(1,098,648)	[a]	(4,926,426)	[a]
Oppenheimer Russell 1000 Dynamic Multifactor Exchange Traded Fund	211,724,616	1,097,942		—		(5,923,823)

Total	$302,898,771	$3,927,299		$(1,098,648)		$(10,850,249)

a. Represents the amount allocated to the Fund from Oppenheimer Master Event-linked Bond Fund, LLC

11. Rate shown is the 7-day yield at period end.
12. Zero coupon bond reflects effective yield on the original acquisition date.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:
Geographic Holdings	Value	Percent
United States	$628,949,827	46.1%
Japan	177,873,310	13.0
France	104,177,738	7.6
United Kingdom	87,777,076	6.4
Germany	66,039,420	4.8
China	41,355,581	3.0
Canada	30,500,069	2.2
Spain	25,798,703	1.9
Switzerland	22,493,300	1.7
Italy	22,225,199	1.6
India	20,926,148	1.5
Netherlands	18,314,129	1.3
South Korea	18,040,340	1.3
Hong Kong	11,999,705	0.9
Sweden	8,281,159	0.6

15 OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Geographic Holdings (Continued)	Value	Percent
Russia	$7,599,889	0.6%
Bermuda	7,555,125	0.6
Belgium	7,365,895	0.5
Taiwan	6,296,700	0.5
Mexico	5,971,135	0.4
South Africa	5,932,361	0.4
Brazil	5,589,124	0.4
New Zealand	4,691,562	0.4
Philippines	4,332,138	0.3
Denmark	4,183,796	0.3
Australia	2,858,582	0.2
Finland	2,480,231	0.2
Thailand	1,848,984	0.1
Luxembourg	1,697,632	0.1
Turkey	1,616,434	0.1
United Arab Emirates	1,588,356	0.1
Macau	1,379,032	0.1
Peru	1,294,017	0.1
Indonesia	1,141,503	0.1
Chile	1,002,071	0.1
Argentina	932,568	0.1
Austria	611,590	0.1
Ireland	608,219	0.1
Egypt	579,378	0.1
Colombia	576,299	0.1
Vietnam	293,052	0.0

Total	$1,364,777,377	100.0%

Forward Currency Exchange Contracts as of January 31, 2019
Counter -party	Settlement Month(s)	Currency Purchased (000’s)			Currency Sold (000’s)	Unrealized Appreciation	Unrealized Depreciation
BAC	04/2019	BRL	1,220	USD	286	$46,531	$—
BAC	03/2019	MYR	10,120	USD	2,472	8,016	—
BAC	03/2019	USD	3,313	PHP	174,000	—	13,996
BOA	02/2019	EUR	885	USD	1,021	—	7,369
BOA	03/2019	HUF	92,000	USD	331	3,381	—
BOA	03/2019	THB	48,000	USD	1,507	31,555	—
BOA	03/2019	USD	274	DKK	1,765	1,981	—
BOA	03/2019	ZAR	87,980	USD	6,289	306,075	—
CITNA-B	02/2019	BRL	9,880	USD	2,528	181,362	—
CITNA-B	03/2019	ILS	6,010	USD	1,646	12,647	—
CITNA-B	03/2019	JPY	742,000	USD	6,894	—	54,058
CITNA-B	03/2019	PLN	7,170	USD	1,923	5,816	—
CITNA-B	02/2019 - 04/2019	USD	3,045	BRL	11,100	7,267	3,486
CITNA-B	03/2019	USD	37,726	GBP	29,495	—	1,059,737
CITNA-B	03/2019	USD	3,039	HKD	23,760	4,634	—
CITNA-B	03/2019	USD	12,735	INR	904,000	73,436	—
CITNA-B	03/2019	USD	1,519	PEN	5,080	—	5,286
CITNA-B	03/2019	USD	3,622	RUB	245,200	—	94,464
DEU	03/2019	CAD	15,230	USD	11,529	75,358	—

16 OPPENHEIMER GLOBAL ALLOCATION FUND

Forward Currency Exchange Contracts (Continued)
Counter -party	Settlement Month(s)	Currency Purchased (000’s)			Currency Sold (000’s)	Unrealized Appreciation	Unrealized Depreciation
DEU	03/2019	CHF	2,085	USD	2,136	$—	$29,283
DEU	03/2019	GBP	2,969	USD	3,797	107,098	—
DEU	03/2019	NOK	18,230	USD	2,158	8,251	—
DEU	03/2019	USD	168,306	EUR	145,475	1,077,535	—
DEU	03/2019	USD	4,836	NZD	7,115	—	87,538
DEU	03/2019	ZAR	95,240	USD	6,806	333,207	—
GSCO-OT	06/2019	USD	2,358	RUB	152,470	73,587	—
HSBC	03/2019	IDR	51,781,000	USD	3,649	49,576	—
HSBC	03/2019	MXN	111,200	USD	5,727	44,068	—
HSBC	03/2019	SGD	5,290	USD	3,919	14,515	—
HSBC	03/2019	TRY	37,330	USD	6,587	441,024	—
HSBC	03/2019	TWD	253,000	USD	8,267	—	243
HSBC	03/2019	USD	13,152	CAD	17,370	—	82,928
HSBC	02/2019	USD	1,025	EUR	885	11,213	—
HSBC	03/2019	USD	8,349	KRW	9,315,000	—	37,807
HSBC	03/2019	USD	1,527	RON	6,215	26,519	—
JPM	03/2019	AUD	15,987	USD	11,491	138,117	—
JPM	02/2019 - 03/2019	BRL	70,060	USD	18,884	309,825	—
JPM	06/2019	RUB	152,470	USD	2,188	96,682	—
JPM	03/2019	SEK	21,020	USD	2,376	—	43,649
JPM	03/2019	USD	675	ARS	26,980	—	11,281
JPM	02/2019	USD	9,388	BRL	35,030	—	216,983
JPM	03/2019	USD	6,864	CLP	4,629,000	—	195,175
JPM	03/2019	USD	94,992	JPY	10,333,000	61,451	322,539

Total Unrealized Appreciation and Depreciation						$3,550,727	$2,265,822

Futures Contracts as of January 31, 2019
						Unrealized
		Expiration	Number	Notional Amount		Appreciation/
Description	Buy/Sell	Date	of Contracts	(000’s)	Value	(Depreciation)
Brent Crude Oil*	Buy	2/28/19	226	USD 13,889	$13,749,840	$(139,480)
E-Mini Russell 2000 Index	Buy	3/15/19	564	USD 38,758	42,305,640	3,547,662
Euro-BUND	Buy	3/7/19	66	EUR 12,434	12,515,307	81,512
Japanese Bonds, 10 yr.	Buy	3/13/19	16	JPY 22,405	22,428,644	23,466
Long Gilt	Buy	3/27/19	45	GBP 7,241	7,290,987	50,113
MSCI Emerging Market Index	Sell	3/15/19	750	USD 37,212	39,922,500	(2,710,399)
Nikkei 225 Index	Sell	3/7/19	255	JPY 49,562	48,577,003	984,741
S&P 500 E-Mini Index	Buy	3/15/19	606	USD 76,885	81,946,350	5,061,724
S&P/TSX 60 Index	Sell	3/14/19	3	CAD 407	423,669	(17,005)
SPI 200 Index	Sell	3/21/19	11	AUD 1,160	1,160,205	(448)
Stoxx Europe 600 Index	Sell	3/15/19	7,084	EUR 138,324	144,693,432	(6,369,624)

17 OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Futures Contracts (Continued)
		Expiration	Number	Notional Amount		Unrealized Appreciation/
Description	Buy/Sell	Date	of Contracts	(000’s)	Value	(Depreciation)
United States Treasury Long Bonds	Buy	3/20/19	179	USD 24,948	$26,257,063	$1,309,318
United States Treasury Nts., 10 yr.	Buy	3/20/19	23	USD 2,794	2,816,781	22,602
United States Treasury Nts., 5 yr.	Buy	3/29/19	866	USD 98,379	99,468,219	1,088,968
United States Ultra Bonds	Buy	3/20/19	94	USD 14,307	15,145,750	838,533

						$3,771,683

*All or a portion of this security is owned by the subsidiary. See Note 2 of the accompanying Consolidated Notes.

Over-the-Counter Total Return Swaps at January 31, 2019
		Pay/Receive			Notional		Unrealized
	Counter-	Total		Maturity	Amount		Appreciation/
Reference Asset	party	Return*	Floating Rate	Date	(000’s)	Value	(Depreciation)
Russell 1000			One-Month USD
Growth Total			BBA LIBOR Plus
Return Index	JPM	Pay	51 bps	4/16/19	USD 47,875	$(2,243,137)	$(2,243,137)
Russell Midcap			One-Month USD
Growth Total			BBA LIBOR Plus
Return Index	JPM	Pay	43 bps	4/16/19	USD 66,772	(3,817,562)	(3,817,562)

Total Over-the-Counter Total Return Swaps						$(6,060,699)	$(6,060,699)

* Fund will pay or receive the total return of the reference asset depending on whether the return is positive or negative. For contracts where the Fund has elected to receive the total return of the reference asset if positive, it will be responsible for paying the floating rate and the total return of the reference asset if negative. If the Fund has elected to pay the total return of the reference asset if positive, it will receive the floating rate and the total return of the reference asset if negative.

Glossary:
Counterparty Abbreviations
BAC	Barclays Bank plc
BOA	Bank of America NA
CITNA-B	Citibank NA
DEU	Deutsche Bank AG
GSCO-OT	Goldman Sachs Bank USA
HSBC	HSBC Bank USA NA
JPM	JPMorgan Chase Bank NA

Currency abbreviations indicate amounts reporting in currencies
ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
DKK	Danish Krone
EUR	Euro

18 OPPENHEIMER GLOBAL ALLOCATION FUND

Currency abbreviations indicate amounts reporting in currencies (Continued)
GBP	British Pound Sterling
HKD	Hong Kong Dollar
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Nuevo Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peruvian New Sol
PHP	Philippine Peso
PLN	Polish Zloty
RON	New Romanian Leu
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thailand Baht
TRY	New Turkish Lira
TWD	New Taiwan Dollar
ZAR	South African Rand

Definitions
BBA LIBOR	British Bankers’ Association London - Interbank Offered Rate
BUND	German Federal Obligation
MSCI	Morgan Stanley Capital International
S&P	Standard & Poor’s
TSX 60	60 largest companies on the Toronto Stock Exchange

19 OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS January 31, 2019 Unaudited

1. Organization

Oppenheimer Global Allocation Fund (the “Fund”), a series of Oppenheimer Quest for Value Funds, is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Basis for Consolidation. The Fund has established a Cayman Islands exempted company, Oppenheimer Global Allocation Fund (Cayman) Ltd. (the “Subsidiary”), which is wholly-owned and controlled by the Fund. The Fund and Subsidiary are both managed by the Manager. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in commodity-linked derivatives (including commodity futures, financial futures, options and swap contracts) and exchange traded funds related to gold or other special minerals (“Gold ETFs”). The Fund applies its investment restrictions and compliance policies and procedures, on a look-through basis, to the Subsidiary.

    At period end, the Fund owned 5,651 shares with net assets of $38,521,399 in the Subsidiary.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern Time, on each day the New York Stock Exchange (the “Exchange” or “NYSE”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

    The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to

20 OPPENHEIMER GLOBAL ALLOCATION FUND

3. Securities Valuation (Continued)

review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

    The following methodologies are used to determine the market value or the fair value of the types of securities described below:

    Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

    Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

    Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, short-term notes, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, sometimes at lower prices than institutional round lot trades. Standard inputs generally considered by third-party pricing vendors include reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, as well as other appropriate factors.

    Event-linked bonds, are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers. Standard inputs generally considered by third-party pricing vendors include reported trade data and broker-dealer price quotations.

    Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers. Standard inputs generally considered by third-party pricing vendors include market information relevant to the underlying reference asset such as the price of financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates, or the occurrence of other specific events.

21 OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

    Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

    Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

    Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

    To assess the continuing appropriateness of security valuations, the Manager regularly compares prior day prices and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

22 OPPENHEIMER GLOBAL ALLOCATION FUND

3. Securities Valuation (Continued)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

    The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts at period end based on valuation input level:

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$85,249,839	$101,492,290	$—	$186,742,129
Consumer Staples	20,336,029	41,021,440	—	61,357,469
Energy	39,265,237	16,098,067	—	55,363,304
Financials	27,826,951	55,004,201	—	82,831,152
Health Care	39,356,517	26,936,247	—	66,292,764
Industrials	19,928,439	76,465,084	—	96,393,523
Information Technology	47,641,426	55,594,253	—	103,235,679
Materials	12,773,064	18,541,807	—	31,314,871
Telecommunication Services	2,874,197	12,336,722	—	15,210,919
Preferred Stocks	7,607,853	21,274,619	—	28,882,472
U.S. Government Obligations	—	76,023,994	—	76,023,994
Foreign Government Obligations	—	242,930,713	—	242,930,713
Non-Convertible Corporate Bond and Note	—	218,992	—	218,992
Event-Linked Bonds	—	15,080,625	—	15,080,625
Investment Companies	221,421,115	81,477,656	—	302,898,771

Total Investments, at Value	524,280,667	840,496,710	—	1,364,777,377
Other Financial Instruments:
Futures contracts	13,008,639	—	—	13,008,639
Forward currency exchange contracts	—	3,550,727	—	3,550,727

Total Assets	$537,289,306	$844,047,437	$—	$1,381,336,743

Liabilities Table
Other Financial Instruments:
Swaps, at value	$—	$(6,060,699)	$—	$(6,060,699)
Futures contracts	(9,236,956)	—	—	(9,236,956)
Forward currency exchange contracts	—	(2,265,822)	—	(2,265,822)

Total Liabilities	$(9,236,956)	$(8,326,521)	$—	$(17,563,477)

23 OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 1 and Level 2. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers into	Transfers out	Transfers into	Transfers out of
	Level 1*	of Level 1**	Level 2**	Level 2*
Assets Table Investments, at Value:
Common Stocks
Consumer Discretionary	$–	$(581,535)	$581,535	$–
Financials	–	(2,524,224)	2,524,224	–
Health Care	–	(71,885)	71,885	–
Information Technology	13,725,729	–	–	(13,725,729)
Materials	211,465	–	–	(211,465)

Total Assets	$13,937,194	$(3,177,644)	$3,177,644	$(13,937,194)

* Transfers from Level 2 to Level 1 are a result of the availability of quoted prices from an active market which were not available and have become available.

** Transfers from Level 1 to Level 2 are a result of a change in pricing methodology to the use of a valuation determined based on observable market information other than quoted prices from an active market due to a lack of available unadjusted quoted prices.

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends

24 OPPENHEIMER GLOBAL ALLOCATION FUND

4. Investments and Risks (Continued)

or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Consolidated Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/ or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

    Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Investment in Oppenheimer Master Fund. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the 1940 Act, as amended, that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Event-Linked Bond Fund, LLC (the “Master Fund”). The Master Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in the Master Fund, the Fund will have greater exposure to the risks of the Master Fund.

    The investment objective of the Master Fund is to seek total return. The Fund’s investment in the Master Fund is included in the Consolidated Statement of Investments. The Fund recognizes income and gain/(loss) on its investment in the master fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Fund. As a shareholder, the Fund is subject to its proportional share of

25 OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

4. Investments and Risks (Continued)

the Master Fund’s expenses, including its management fee. The Manager will waive fees and/ or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Master Fund. The Fund owns 23.3% of the Master Fund at period end.

Master Limited Partnerships (“MLPs”). MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

Event-Linked Bonds. The Fund may invest in “event-linked” bonds. Event-linked bonds, which are sometimes referred to as “catastrophe” bonds, are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific trigger event, such as a hurricane, earthquake, or other occurrence that leads to physical or economic loss. If the trigger event occurs prior to maturity, the Fund may lose all or a portion of its principal in addition to interest otherwise due from the security. Event-linked bonds may expose the Fund to certain other risks, including issuer default, adverse regulatory or jurisdictional interpretations, liquidity risk and adverse tax consequences. The Fund records the net change in market value of event-linked bonds on the Consolidated Statement of Operations in the annual and semiannual reports as a change in unrealized appreciation or depreciation on investments. The Fund records a realized gain or loss on the Consolidated Statement of Operations in the annual and semiannual reports upon the sale or maturity of such securities.

Restricted Securities. At period end, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Consolidated Statement of Investments. Restricted securities are reported on a schedule following the Consolidated Statement of Investments.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets

26 OPPENHEIMER GLOBAL ALLOCATION FUND

4. Investments and Risks (Continued)

may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

    The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Sovereign Debt Risk. The Fund invests in sovereign debt securities, which are subject to certain special risks. These risks include, but are not limited to, the risk that a governmental entity may delay or refuse, or otherwise be unable, to pay interest or repay the principal on its sovereign debt. There may also be no legal process for collecting sovereign debt that a government does not pay or bankruptcy proceedings through which all or part of such sovereign debt may be collected. In addition, a restructuring or default of sovereign debt may also cause additional impacts to the financial markets, such as downgrades to credit ratings, reduced liquidity and increased volatility, among others.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields,

27 OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

5. Market Risk Factors (Continued)

are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

    Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

    Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

    The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are

28 OPPENHEIMER GLOBAL ALLOCATION FUND

6. Use of Derivatives (Continued)

traded in the OTC inter-bank currency dealer market.

    Forward contracts are reported on a schedule following the Consolidated Statement of Investments. The unrealized appreciation (depreciation) is reported in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports as a receivable (or payable) and in the Consolidated Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Consolidated Statement of Operations in the annual and semiannual reports.

    The Fund may enter into forward foreign currency exchange contracts in order to decrease exposure to foreign exchange rate risk associated with either specific transactions or portfolio instruments or to increase exposure to foreign exchange rate risk.

    During the reporting period, the Fund had daily average contract amounts on forward contracts to buy and sell of $237,972,255 and $467,860,009, respectively.

    Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

    Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

    Futures contracts are reported on a schedule following the Consolidated Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Consolidated Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation and depreciation is reported in the Consolidated Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Consolidated Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

29 OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

    The Fund may purchase and/or sell financial futures contracts and options on futures contracts to gain exposure to, or decrease exposure to interest rate risk, equity risk, foreign exchange rate risk, volatility risk, or commodity risk.

    During the reporting period, the Fund had an ending monthly average market value of $494,020,194 and $221,824,443 on futures contracts purchased and sold, respectively.

    Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

    Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Consolidated Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Consolidated Statement of Operations in the annual and semiannual reports.

Foreign Currency Options. The Fund may purchase or write call and put options on currencies to increase or decrease exposure to foreign exchange rate risk. A purchased call, or written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price. A purchased put, or written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

    During the reporting period, the Fund had an ending monthly average market value of $628 and $319,212 on purchased call options and purchased put options, respectively.

    At period end, the Fund had no purchased options outstanding.

    Options written, if any, are reported in a schedule following the Consolidated Statement of Investments and as a liability in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Consolidated Statement of Investments.

    The risk in writing a call option is the market price of the underlying security increasing above the strike price and the option being exercised. The Fund must then purchase the underlying security at the higher market price and deliver it for the strike price or, if it owns

30 OPPENHEIMER GLOBAL ALLOCATION FUND

6. Use of Derivatives (Continued)

the underlying security, deliver it at the strike price and forego any benefit from the increase in the price of the underlying security above the strike price. The risk in writing a put option is the market price of the underlying security decreasing below the strike price and the option being exercised. The Fund must then purchase the underlying security at the strike price when the market price of the underlying security is below the strike price. Alternatively, the Fund could also close out a written option position, in which case the risk is that the closing transaction will require a premium to be paid by the Fund that is greater than the premium the Fund received. When writing options, the Fund has the additional risk that there may be an illiquid market where the Fund is unable to close the contract. The risk in buying an option is that the Fund pays a premium for the option, and the option may be worth less than the premium paid or expire worthless.

    During the reporting period, the Fund had an ending monthly average market value of $746 on written call options.

    Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

    At period end, the Fund had no written options outstanding.

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

    Swap contracts are reported on a schedule following the Consolidated Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Consolidated Statement of Operations in the annual and semiannual reports. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Consolidated Statement of Operations in the annual and semiannual reports.

    Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market

31 OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

risk factor.

Credit Default Swap Contracts. A credit default swap is a contract that enables an investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset.

Upon exercise of the contract the difference between such value and the notional amount is recorded as realized gain (loss) and is included on the Consolidated Statement of Operations in the annual and semiannual reports.

The Fund may purchase or sell credit protection through credit default swaps to increase or decrease exposure to the credit risk of individual issuers and/or indexes of issuers that are either unavailable or considered to be less attractive in the bond market.

For the reporting period, the Fund had ending monthly average notional amounts of $25,475,000 on credit default swaps to buy protection.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

At period end, the Fund had no credit default swap agreements outstanding.

Total Return Swap Contracts. A total return swap is an agreement between counterparties to exchange periodic payments based on the value of asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate) and the other on the total return of a reference asset (such as a security or a basket of securities or securities index). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure

32 OPPENHEIMER GLOBAL ALLOCATION FUND

6. Use of Derivatives (Continued)

than other types of swaps and can isolate and/or include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.

The Fund may enter into total return swaps on various equity securities or indexes to increase or decrease exposure to equity risk. These equity risk related total return swaps require the Fund to pay or receive a floating reference interest rate, and an amount equal to the opposite price movement of securities or an index (expressed as a percentage) multiplied by the notional amount of the contract. Equity leg payments equal to the positive price movement of the same securities or index (expressed as a percentage) multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities. Reference leg payments equal a floating reference interest rate and an amount equal to the negative price movement of the same securities or index (expressed as a percentage) multiplied by the notional amount of the contract.

The Fund may enter into total return swaps to increase or decrease exposure to the credit risk of various indexes or basket of securities. These credit risk related total return swaps require the Fund to pay to, or receive payments from, the counterparty based on the movement of credit spreads of the related indexes or securities.

For the reporting period, the Fund had ending monthly average notional amounts of $116,262,437 on total return swaps which are short the reference asset.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

    At period end, the Fund has required certain counterparties to post collateral of

33 OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

$1,723,745.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an

34 OPPENHEIMER GLOBAL ALLOCATION FUND

6. Use of Derivatives (Continued)

ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

7. Pending Acquisition

On October 18, 2018, Massachusetts Mutual Life Insurance Company, an indirect corporate parent of the Sub-Adviser and the Manager, announced that it has entered into an agreement whereby Invesco Ltd. (“Invesco”), a global investment management company, will acquire the Sub-Adviser (the “Transaction”). In connection with the Transaction, on January 11, 2019, the Fund’s Board unanimously approved an Agreement and Plan of Reorganization (the “Agreement”), which provides for the transfer of the assets and liabilities of the Fund to a corresponding, newly formed fund (the “Acquiring Fund”) in the Invesco family of funds (the “Reorganization”) in exchange for shares of the corresponding Acquiring Fund of equal value to the value of the shares of the Fund as of the close of business on the closing date. Although the Acquiring Fund will be managed by Invesco Advisers, Inc., the Acquiring Fund will, as of the closing date, have the same investment objective and substantially similar principal investment strategies and risks as the Fund. After the Reorganization, Invesco Advisers, Inc. will be the investment adviser to the Acquiring Fund, and the Fund will be liquidated and dissolved under applicable law and terminate its registration under the Investment Company Act of 1940, as amended. The Reorganization is expected to be a tax-free reorganization for U.S. federal income tax purposes.

The Reorganization is subject to the approval of shareholders of the Fund. Shareholders of record of the Fund on January 14, 2019 will be entitled to vote on the Reorganization and will receive a combined prospectus and proxy statement describing the Reorganization, the shareholder meeting, and a discussion of the factors the Fund’s Board considered in approving the Agreement. The combined prospectus and proxy statement is expected to be distributed to shareholders of record on or about February 28, 2019. The anticipated date of the shareholder meeting is on or about April 12, 2019.

If shareholders approve the Agreement and certain other closing conditions are satisfied or waived, the Reorganization is expected to close during the second quarter of 2019, or as soon as practicable thereafter. This is subject to change.

35 OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS January 31, 2019 Unaudited

	Shares	Value
Common Stocks—56.9%
Consumer Discretionary—5.9%
Entertainment—0.7%
Live Nation Entertainment, Inc.[1]	141,200	$7,555,612

Hotels, Restaurants & Leisure—1.1%
Choice Hotels International, Inc.[2]	108,450	8,584,902
McDonald’s Corp.[2]	18,860	3,371,791

		11,956,693

Household Durables—0.3%
Everyware Global, Inc.[1]	8,735	19,654
Mohawk Industries, Inc.[1,2]	24,100	3,103,839

		3,123,493

Interactive Media & Services—1.9%
Alphabet, Inc., Cl. A1,2	17,690	19,916,994

Media—0.3%
DISH Network Corp., Cl. A1	104,955	3,218,970

Specialty Retail—1.6%
Children’s Place, Inc. (The)	37,210	3,600,265
Gymboree Corp. (The)[1,3]	4,118	12,354
Gymboree Holding Corp.[1,3]	11,737	35,211
Lowe’s Cos., Inc.	101,920	9,800,627
Ross Stores, Inc.	36,480	3,360,538

		16,808,995

Consumer Staples—4.0%
Beverages—2.0%
Coca-Cola Co. (The)[2]	438,370	21,098,748

Tobacco—2.0%
Philip Morris International, Inc.[2]	277,570	21,295,171

Energy—4.5%
Energy Equipment & Services—0.7%
Halliburton Co.	69,132	2,167,980
Schlumberger Ltd.	113,830	5,032,424

		7,200,404

Oil, Gas & Consumable Fuels—3.8%
Arch Coal, Inc., Cl. A	436	38,425
Ascent Resources - Marcellus LLC, Cl. A1	30,363	87,035
Chevron Corp.	57,551	6,598,222
Concho Resources, Inc.[1]	49,450	5,926,088
ConocoPhillips	77,174	5,223,908
EOG Resources, Inc.	27,643	2,742,186
Occidental Petroleum Corp.	100,402	6,704,845

1                OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Oil, Gas & Consumable Fuels (Continued)
Pioneer Natural Resources Co.	19,630	$2,793,742
Sabine Oil[1,4]	115	3,335
Templar Energy, Cl. A1,4	9,620	5,416
TOTAL SA, Sponsored ADR	119,774	6,555,231
Valero Energy Corp.	46,236	4,060,445

		40,738,878

Financials—10.7%
Capital Markets—1.9%
Goldman Sachs Group, Inc. (The)	53,570	10,607,396
Raymond James Financial, Inc.	53,730	4,325,265
State Street Corp.	76,300	5,409,670

		20,342,331

Commercial Banks—3.1%
BNP Paribas SA	92,500	4,347,074
M&T Bank Corp.[2]	94,150	15,491,441
PNC Financial Services Group, Inc. (The)	34,100	4,183,047
Wells Fargo & Co.[2]	192,160	9,398,545

		33,420,107

Consumer Finance—0.0%
J.G. Wentworth Co., Cl. A1	22,344	217,854
Insurance—3.4%
Allstate Corp. (The)	58,800	5,166,756
Chubb Ltd.[2]	212,880	28,323,684
Travelers Cos., Inc. (The)	25,400	3,188,716

		36,679,156

Real Estate Investment Trusts (REITs)—2.0%
Blackstone Mortgage Trust, Inc., Cl. A	427,722	14,752,132
Starwood Property Trust, Inc.	284,020	6,271,161

		21,023,293

Thrifts & Mortgage Finance—0.3%
WSFS Financial Corp.	65,110	2,745,689
Health Care—9.8%
Health Care Equipment & Supplies—1.6%
Abbott Laboratories	82,080	5,990,198
Medtronic plc	125,438	11,087,465
New Millennium Holdco, Inc.[1]	7,733	708

		17,078,371

Health Care Providers & Services—4.4%
AMN Healthcare Services, Inc.[1]	55,560	3,599,732
Cigna Corp.	55,830	11,155,392
HCA Healthcare, Inc.	24,930	3,475,990

2                OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

	Shares	Value
Health Care Providers & Services (Continued)
Millennium Corporate Claim Litigation Trust[1,4]	441	$—
Millennium Lender Claim Litigation Trust[1,4]	882	—
Premier, Inc., Cl. A1	153,200	6,095,828
Quest Diagnostics, Inc.	51,490	4,497,652
UnitedHealth Group, Inc.[2]	65,180	17,611,636
		46,436,230

Pharmaceuticals—3.8%
Allergan plc	30,020	4,322,280
Merck & Co., Inc.	162,190	12,071,802
Mylan NV1	190,850	5,715,957
Novartis AG, Sponsored ADR	111,792	9,784,036
Roche Holding AG	34,537	9,173,820
		41,067,895

Industrials—7.5%
Aerospace & Defense—4.0%
L3 Technologies, Inc.	32,520	6,402,538
Lockheed Martin Corp.	50,140	14,525,057
Northrop Grumman Corp.	43,470	11,978,158
Raytheon Co.	59,980	9,882,305
		42,788,058

Air Freight & Couriers—0.4%
FedEx Corp.[2]	21,120	3,750,278

Commercial Services & Supplies—0.9%
Republic Services, Inc., Cl. A	118,710	9,106,244

Construction & Engineering—0.2%
Granite Construction, Inc.	60,640	2,620,861

Industrial Conglomerates—1.0%
Honeywell International, Inc.	77,340	11,108,344

Machinery—1.0%
Stanley Black & Decker, Inc.[2]	87,030	11,004,073

Transportation Infrastructure—0.0%
Harvey Gulf International Marine LLC[1]	731	28,509

Information Technology—6.6%
Communications Equipment—1.8%
Cisco Systems, Inc.[2]	396,250	18,738,663

Semiconductors & Semiconductor Equipment—3.7%
QUALCOMM, Inc.[2]	128,420	6,359,358
Taiwan Semiconductor Manufacturing Co. Ltd., Sponsored ADR	220,119	8,280,877

3        OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Semiconductors & Semiconductor Equipment (Continued)
Xilinx, Inc.[2]	226,300	$25,332,022

		39,972,257

Software—0.0%
Avaya Holdings Corp.[1,2]	19,599	331,419

Technology Hardware, Storage & Peripherals—1.1%
Apple, Inc.[2]	70,776	11,779,957

Materials—3.0%
Chemicals—0.6%
Celanese Corp., Cl. A	69,000	6,607,440

Containers & Packaging—2.1%
Avery Dennison Corp.	31,390	3,278,685
Packaging Corp. of America	61,780	5,827,090
Sonoco Products Co.	236,200	13,600,396

		22,706,171

Metals & Mining—0.3%
Steel Dynamics, Inc.	71,550	2,618,015

Telecommunication Services—2.1%
Diversified Telecommunication Services—2.1%
BCE, Inc.	250,460	10,895,010
Verizon Communications, Inc.	209,980	11,561,499

		22,456,509

Utilities—2.8%
Electric Utilities—1.8%
American Electric Power Co., Inc.	169,580	13,417,170
Duke Energy Corp.	6,930	608,315
Edison International	76,350	4,349,659
Exelon Corp.	13,260	633,298
Xcel Energy, Inc.[2]	11,720	613,659

		19,622,101

Multi-Utilities—1.0%
CMS Energy Corp.[2]	159,770	8,330,408
Consolidated Edison, Inc.	7,560	587,034
Dominion Energy, Inc.	8,210	576,670
Public Service Enterprise Group, Inc.	11,190	610,415

		10,104,527

Total Common Stocks (Cost $485,190,823)		607,268,310

Preferred Stocks—2.3%
Citigroup Capital XIII, 7.75% Cum., Non-Vtg. [US0003M+637][5]	447,545	11,609,317
M&T Bank Corp., 6.375% Cum., Series A, Non-Vtg.	5,167	5,167,000

4        OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

	Shares	Value
Preferred Stocks (Continued)
M&T Bank Corp., 6.375% Cum., Series C, Non-Vtg.	7,500	$7,500,000

Total Preferred Stocks (Cost $24,730,637)		24,276,317

	Units
Rights, Warrants and Certificates—0.0%
Ascent Resources - Marcellus LLC Wts., Strike Price $1, Exp. 12/31/49[1,4]	7,861	236
Sabine Oil Tranche 1 Wts., Strike Price $4.49, Exp. 8/11/26[1,4]	361	2,256
Sabine Oil Tranche 2 Wts., Strike Price $2.72, Exp. 8/11/26[1,4]	75	394

Total Rights, Warrants and Certificates (Cost $49,071)		2,886

	Principal Amount
Asset-Backed Securities—5.3%
Accredited Mortgage Loan Trust, Series 2005-3, Cl. M3, 2.675% [US0001M+48], 9/25/35[5]	$3,398,720	3,272,435
GSAMP Trust:
Series 2005-HE4, Cl. M3, 3.29% [US0001M+78], 7/25/45[5]	3,300,000	3,280,560
Series 2005-HE5, Cl. M3, 2.97% [US0001M+46], 11/25/35[5]	8,121,777	8,009,974
Series 2007-HS1, Cl. M4, 4.76% [US0001M+225], 2/25/47[5]	6,600,000	6,672,826
JP Morgan Mortgage Acquisition Corp., Series 2005-OPT2, Cl. M2, 2.96% [US0001M+45], 12/25/35[5]	1,836,000	1,832,383
JP Morgan Mortgage Acquisition Trust, Series 2006-HE2, Cl. M1, 2.81% [US0001M+30], 7/25/36[5]	5,812,000	5,473,708
New Century Home Equity Loan Trust, Series 2005-2, Cl. M3, 3.245% [US0001M+73.5], 6/25/35[5]	5,500,000	5,498,750
RASC Series Trust:
Series 2005-KS8, Cl. M5, 3.15% [US0001M+64], 8/25/35[5]	2,993,634	2,938,946
Series 2006-KS2, Cl. M2, 2.90% [US0001M+39], 3/25/36[5]	14,625,000	14,264,516
Raspro Trust, Series 2005-1A, Cl. G, 3.192% [LIBOR03M+40], 3/23/24[5,6]	4,706,219	4,748,423

Total Asset-Backed Securities (Cost $50,139,283)		55,992,521

Mortgage-Backed Obligations—4.9%
Asset-Backed Funding Certificates Trust, Series 2005-HE2, Cl. M3, 3.29% [US0001M+78], 6/25/35[5]	3,131,136	3,148,024
Asset-Backed Pass-Through Certificates, Series 2004-R2, Cl. M1, 3.155% [US0001M+64.5], 4/25/34[5]	3,558,338	3,490,187
Citigroup Mortgage Loan Trust, Inc., Series 2004-OPT1, Cl. M3, 3.455% [US0001M+94.5], 10/25/34[5]	1,250,000	1,255,327
First NLC Trust, Series 2005-4, Cl. A4, 2.90% [US0001M+39], 2/25/36[5]	9,140,989	9,070,380
Home Equity Asset Trust, Series 2005-5, Cl. M2, 3.275% [US0001M+76.5], 11/25/35[5]	888,065	890,724
Home Equity Mortgage Loan Asset-Backed Trust, Series 2005-B, Cl. M3, 3.245% [US0001M+73.5], 8/25/35[5]	1,298,061	1,298,300
MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Cl. 2A2, 4.70%, 4/21/34[7]	190,645	195,488
Park Place Securities, Inc., Series 2005-WCW3, Cl. M1, 2.99% [US0001M+48], 8/25/35[5]	3,212,486	3,214,211
RAMP Trust:
Series 2005-RS2, Cl. M4, 3.23% [US0001M+72], 2/25/35[5]	4,469,000	4,464,526
Series 2006-EFC1, Cl. M2, 2.91% [US0001M+40], 2/25/36[5]	5,490,000	5,435,086
Series 2006-NC3, Cl. A3, 2.78% [US0001M+27], 3/25/36[5]	16,698,000	16,590,032

5        OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Mortgage-Backed Obligations (Continued)
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2007-GEL2, Cl. A2, 2.83% [US0001M+32], 5/25/37[5,6]	$3,322,927	$3,311,065

Total Mortgage-Backed Obligations (Cost $41,105,216)		52,363,350

Non-Convertible Corporate Bonds and Notes—6.0%
American Express Co.:
2.20% Sr. Unsec. Nts., 10/30/20	500,000	494,282
3.081% [US0003M+33] Sr. Unsec. Nts., 10/30/20[5]	500,000	499,549
American Honda Finance Corp., 2.768% [US0003M+15] Sr. Unsec. Nts., 11/13/19[5]	200,000	200,007
Bank of America Corp., 6.25% [US0003M+370.5] Jr. Sub. Perpetual Bonds[5,8]	12,425,000	13,093,900
Bank of Montreal, 3.376% [US0003M+60] Sr. Unsec. Nts., 12/12/19[5]	800,000	803,410
Berry Global, Inc., 4.50% Sec. Nts., 2/15/26[6]	25,000	23,625
BMW US Capital LLC:
2.984% [US0003M+37] Sr. Unsec. Nts., 8/14/20[5,6]	500,000	497,907
3.25% Sr. Unsec. Nts., 8/14/20[6]	500,000	503,406
Daimler Finance North America LLC, 3.288% [US0003M+55] Sr. Unsec. Nts., 5/4/21[5,6]	1,100,000	1,093,344
Goldman Sachs Capital II, 4.00% [US0003M+76.75] Jr. Sub. Perpetual Bonds[5,8]	54,000	39,905
Goldman Sachs Group, Inc. (The):
5.375% [US0003M+392.2] Jr. Sub. Perpetual Bonds[5,8]	9,191,000	9,148,216
5.70% [US0003M+388.4] Jr. Sub. Perpetual Bonds, Series L5,8	5,678,000	5,693,614
Lukoil International Finance BV, 6.125% Sr. Unsec. Nts., 11/9/20[6]	12,375,000	12,800,638
Peabody Energy Corp., 6.375% Sr. Sec. Nts., 3/31/25[6]	485,000	469,237
Resolute Energy Corp., 8.50% Sr. Unsec. Nts., 5/1/20	6,190,000	6,213,213
Skandinaviska Enskilda Banken AB, 3.349% [US0003M+57] Sr. Unsec. Nts., 9/13/19[5,6]	1,300,000	1,303,906
Tesla, Inc., 5.30% Sr. Unsec. Nts., 8/15/25[6]	935,000	832,150
United States Cellular Corp., 6.70% Sr. Unsec. Nts., 12/15/33	5,700,000	5,899,500
United States Steel Corp., 6.25% Sr. Unsec. Nts., 3/15/26	225,000	204,750
Wells Fargo Bank NA, 3.271% [US0003M+51] Sr. Unsec. Nts., 10/22/21[5]	3,728,000	3,726,841

Total Non-Convertible Corporate Bonds and Notes (Cost $64,257,256)		63,541,400

Corporate Loans—14.4%
Consumer Discretionary—5.8%
Auto Components—0.0%
Tower Automotive Holdings USA LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.313%, [LIBOR12+275], 3/7/24[5]	112,981	108,555

Distributors—0.2%
Albertson’s LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B6, 5.691%-5.691%, [LIBOR4+300], 6/22/23[5]	123,511	121,832
Tranche B7, 5.499%-5.499%, [LIBOR4+300], 11/17/25[5,9]	442,549	434,114
Alphabet Holdings Co., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.999%, [LIBOR4+350], 9/26/24[5]	257,097	234,442
Ascena Retail Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.00%, [LIBOR12+450], 8/21/22[5]	165,389	152,433

6        OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

	Principal Amount	Value
Distributors (Continued)
Bass Pro Group LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.499%, [LIBOR12+500], 9/25/24[5]	$457,169	$452,940
Belk, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.034%, [LIBOR4+475], 12/12/22[5,9]	84,416	67,506
Jo-Ann Stores LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.761%, [LIBOR4+500], 10/20/23[5]	34,729	34,424
Petco Animal Supplies, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 5.994%, [LIBOR4+300], 1/26/23[5]	267,848	206,503
PetSmart, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.52%, [LIBOR12+300], 3/11/22[5]	529,536	445,353
United Natural Foods, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.749%, [LIBOR12+425], 10/22/25[5]	305,000	262,910

		2,412,457
Diversified Consumer Services—0.1%
4L Technologies, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.148%, [LIBOR12+450], 5/8/20[5,9]	264,277	256,018
4L Technologies, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.999%, [LIBOR4+450], 5/8/20[5]	471,882	457,136
IQOR US, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.398%, [LIBOR4+500], 4/1/21[5]	359,228	323,905
IQOR US, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 11.547%, [LIBOR4+875], 4/1/22[5]	44,964	33,667

		1,070,726
Hotels, Restaurants & Leisure—2.1%
24 Hour Fitness Worldwide, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.999%, [LIBOR12+350], 5/30/25[5]	179,100	177,608
Boyd Gaming Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.664%, [LIBOR52+250], 9/15/23[5]	59,802	59,134
Caesars Growth Properties Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.249%, [LIBOR4+275], 12/23/24[5]	1,061,594	1,048,728
CDS US Intermediate Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.249%-6.553%, [LIBOR4+375], 7/8/22[5]	94,445	90,234
CEOC LLC, Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, Tranche B, 4.499%, [LIBOR12+200], 10/7/24[5]	114,974	112,962
Churchill Downs, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, [LIBOR12+200], 12/27/24[5]	99,075	98,332
CityCenter Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.749%, [LIBOR12+225], 4/18/24[5]	211,670	208,248
Delta 2 Lux Sarl, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B3, 4.999%, [LIBOR12+250], 2/1/24[5]	432,140	417,376
Eldorado Resorts, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.813%, [LIBOR4+225], 4/17/24[5]	170,504	168,907
Everi Payments, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.499%, [LIBOR12+300], 5/9/24[5]	366,397	361,359
Fitness & Sports Clubs LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.749%, [LIBOR4+325], 4/18/25[5]	179,412	176,608
Four Seasons Hotels Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.499%, [LIBOR12+200], 11/30/23[5]	78,400	77,281

7        OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Hotels, Restaurants & Leisure (Continued)
Gateway Casinos & Entertainment Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.803%, [LIBOR4+300], 12/1/23[5]	$139,462	$137,849
GVC Holdings plc, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 5.022%, [LIBOR4+275], 3/29/24[5]	173,688	172,124
Hilton Worldwide Finance LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 4.26%, [LIBOR12+175], 10/25/23[5]	10,146,798	10,058,064
Live Nation Entertainment, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B3, 4.25%, [LIBOR4+175], 10/31/23[5]	5,984,772	5,964,214
LTI Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.999%, [LIBOR12+350], 9/6/25[5]	249,375	241,582
Scientific Games International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.245%-5.272%, [LIBOR6+275], 8/14/24[5]	953,815	926,093
SeaWorld Parks & Entertainment, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B5, 5.499%, [LIBOR4+300], 4/1/24[5]	428,909	422,029
Stars Group Holdings BV, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.303%, [LIBOR4+350], 7/10/25[5]	910,961	903,974
Station Casinos LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.00%, [LIBOR12+250], 6/8/23[5]	516,923	511,818
Town Sports International LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.999%, [LIBOR12+350], 11/15/20[5]	138,216	131,997
Weight Watchers International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.56%, [LIBOR12+475], 11/29/24[5,9]	388,335	387,607
Wyndham Hotels & Resorts, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.249%, [LIBOR4+200], 5/30/25[5]	84,788	83,546

		22,937,674
Household Durables—1.3%
ABG Intermediate Holdings 2 LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.999%, [LIBOR4+350], 9/27/24[5]	303,816	297,170
American Greetings Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.023%, [LIBOR12+450], 4/6/24[5]	159,200	157,011
Axalta Coating Systems US Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.553%, [LIBOR4+175], 6/1/24[5]	11,077,921	10,895,856
Callaway Golf Co., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.007%, [LIBOR12+450], 12/14/25[5]	50,000	50,438
Coty, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.771%, [LIBOR4+225], 4/7/25[5]	418,137	398,014
HLF Financing Sarl, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.595%, [LIBOR12+325], 8/18/25[5]	169,575	168,939
International Textile Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.52%, [LIBOR4+500], 5/1/24[5]	232,808	228,734
Libbey Glass, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.511%, [LIBOR12+300], 4/9/21[5]	14,899	14,390
Lifetime Brands, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.999%, [LIBOR12+350], 2/28/25[5]	49,625	48,571
Revlon Consumer Products Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.813%-6.207%, [LIBOR12+350], 9/7/23[5]	425,686	305,310
Rodan & Fields LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.508%, [LIBOR12+400], 6/16/25[5]	213,875	199,973

8        OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

	Principal Amount	Value
Household Durables (Continued)
Serta Simmons Bedding LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.013%-6.014%, [LIBOR4+350], 11/8/23[5]	$748,051	$641,453
SIWF Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.753%, [LIBOR12+425], 6/15/25[5]	258,999	255,114
Varsity Brands Holdings Co., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.999%, [LIBOR12+350],12/16/24[5]	34,762	34,306

		13,695,279
Media—1.5%
Acosta, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.749%, [LIBOR4+325], 9/26/21[5]	5,584	2,665
Advantage Sales & Marketing, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.749%, [LIBOR4+325], 7/23/21[5]	59,380	52,492
Altice Financing SA, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 5.227%-5.227%, [LIBOR4+275], 7/15/25[5]	360,532	336,309
Tranche B13, 6.509%-6.509%, [LIBOR4+400], 8/14/26[5]	289,275	273,727
Camelot Finance LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.749%, [LIBOR12+325], 10/3/23[5]	109,235	108,689
CBS Radio, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 5.252%, [LIBOR4+275], 11/18/24[5]	256,497	249,764
Checkout Holding Corp., Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, 0.00%, 12/4/22[7,9]	22,098	22,153
Checkout Holding Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 12.514%, [LIBOR12+100], 6/14/19[5]	33,147	33,230
Checkout Holding Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 0.00%, [LIBOR4+1,000], 9/12/23[5,9]	35,909	35,999
Checkout Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.207%, [LIBOR12+350], 4/9/21[5,10]	540,834	48,675
Clear Channel Communications, Inc., Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche D, 9.272%, [LIBOR4+675], 1/30/20[5,10]	2,846,691	1,931,693
Clear Channel Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche E, 10.022%, [LIBOR4+750], 7/30/19[5,10]	57,055	38,716
Cogeco Communications USA II LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.874%, [LIBOR12+237.5], 1/3/25[5]	124,300	122,090
Crossmark Holdings, Inc., Priority Term Loan, 0.00%, [LIBOR12+750], 9/12/23[5]	25,999	25,479
CSC Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 4.759%-4.759%, [LIBOR12+225], 7/17/25[5]	325,029	315,787
Tranche B, 4.759%-4.759%, [LIBOR4+225], 1/15/26[5]	165,000	159,431
Tranche B, 5.009%-5.009%, [LIBOR4+250], 1/25/26[5]	14,763	14,468
Deluxe Entertainment Services Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 8.027%, [LIBOR4+550], 2/28/20[5]	337,471	290,331
Endemol, Sr. Sec. Credit Facilities 1st Lien Term Loan, 8.547%, [LIBOR4+575], 8/13/21[5]	39	38
Gray Television, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.77%, [LIBOR12+250], 2/7/24[5]	87,713	86,354
Harland Clarke Holdings Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B7, 7.553%, [LIBOR4+475], 11/3/23[5]	271,399	253,249
Intelsat Jackson Holdings SA, Sr. Sec. Credit Facilities 1st Lien Term Loan:

9        OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Media (Continued)
Tranche B3, 6.252%-6.252%, [LIBOR4+375], 11/27/23[5]	$545,000	$541,790
Tranche B4, 7.002%-7.002%, [LIBOR4+450], 1/2/24[5]	60,000	61,000
ION Media Networks, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.28%, [LIBOR6+275], 12/18/20[5]	448,761	447,639
Liberty Cablevision of Puerto Rico LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.009%, [LIBOR4+350], 1/7/22[5]	345,000	337,955
Lions Gate Capital Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.749%, [LIBOR4+225], 3/24/25[5]	173,313	170,787
MacDonald Dettwiler & Associates Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%, [LIBOR4+250], 10/4/24[5]	142,600	125,154
MediArena Acquisition BV, Sr. Sec. Credit Facilities 1st Lien Term Loan, 8.547%, [LIBOR4+575], 8/13/21[5]	335,364	327,651
Meredith Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.249%, [LIBOR12+275], 1/31/25[5]	115,931	115,424
Metro-Goldwyn-Mayer, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.03%, [LIBOR4+250], 7/3/25[5]	195,000	192,685
Metro-Goldwyn-Mayer, Inc., Sr. Sec. Credit Facilities 2st Lien Term Loan, Tranche B, 7.00%, [LIBOR4+450], 7/3/26[5]	120,000	116,101
Mission Broadcasting, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B3, 4.756%, [LIBOR12+225], 1/17/24[5,9]	107,027	103,896
Monarchy Enterprises Holdings BV, Sr. Sec. Credit Facilities 1st Lien Term Loan, 9.00%, [LIBOR4+650], 10/13/22[4,5]	700,000	696,500
NEP Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.749%, [LIBOR4+325], 10/20/25[5,9]	525,000	519,259
Nexstar Broadcasting, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.752%, [LIBOR4+225], 7/19/24[5,9]	618,699	600,602
Radiate Holdco LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.499%, [LIBOR12+300], 2/1/24[5]	675,342	656,770
Red Ventures LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.499%, [LIBOR12+300], 11/8/24[5]	502,859	499,010
Rovi Solutions Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.00%, [LIBOR12+250], 7/2/21[5]	108,270	106,735
Sable International Finance Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B4, 5.749%, [LIBOR12+325], 1/30/26[5]	205,000	202,745
SFR Group SA, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 5.249%-5.249%, [LIBOR4+275], 7/31/25[5]	93,459	86,450
Tranche B12, 6.196%-6.196%, [LIBOR4+300], 1/31/26[5]	407,779	383,094
Sinclair Television Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 4.75%, [LIBOR12+225], 1/3/24[5]	418,068	415,802
SpeedCast International Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.553%, [LIBOR4+250], 5/3/25[5]	179,175	173,500
Technicolor SA, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.457%, [LIBOR4+275], 12/6/23[5]	157,498	142,535
Telenet Financing USD LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.759%, [LIBOR12+225], 8/15/26[5]	265,000	258,664
Tribune Media Co., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.499%, [LIBOR12+300], 1/26/24[5]	569,132	567,353
Univision Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche C5, 5.249%, [LIBOR12+275], 3/15/24[5]	1,031,529	964,320

10        OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

	Principal Amount	Value
Media (Continued)
UPC Financing Partnership, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.009%, [LIBOR12+250], 1/15/26[5]	$377,339	$372,494
Virgin Media Bristol LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche K, 5.009%, [LIBOR12+250], 1/15/26[5]	490,000	482,109
WideOpenWest Finance LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.753%, [LIBOR12+325], 8/18/23[5]	574,074	549,983
William Morris Endeavor Entertainment LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 5.25%, [LIBOR6+275], 5/18/25[5,9]	104,239	98,538
WMG Acquisition Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.624%, [LIBOR12+212.5], 11/1/23[5,9]	288,623	284,034
Ziggo Secured Finance Partnership, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche E, 5.009%, [LIBOR12+250], 4/15/25[5]	545,000	528,203

		15,530,121

Multiline Retail—0.6%
Neiman Marcus Group Ltd. LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.763%, [LIBOR12+325], 10/25/20[5]	6,749,189	6,003,404

Consumer Staples—0.3%
Beverages—0.3%
Dole Food Co., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.095%-7.25%, [LIBOR12+275], 4/6/24[5]	264,124	256,530
Golden Nugget, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.249%-5.259%, [LIBOR12+275], 10/4/23[5]	396,797	391,288
Hearthside Group Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.186%, [LIBOR12+300], 5/17/25[5]	617,686	596,067
Hostess Brands LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.749%-4.994%, [LIBOR12+225], 8/3/22[5]	148,511	143,901
IRB Holding Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.556%-5.682%, [LIBOR12+325], 2/5/25[5]	338,572	330,389
KFC Holding Co., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.263%, [LIBOR12+175], 4/3/25[5]	82,488	81,921
Nomad Foods Europe Midco Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.759%, [LIBOR12+225], 5/15/24[5]	203,070	198,069
NPC International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.999%, [LIBOR12+350], 4/19/24[5]	213,973	205,325
Sigma US Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.797%, [LIBOR4+325], 7/2/25[5]	398,500	383,307
Sunshine Investments BV, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B3, 5.866%, [LIBOR4+325], 3/28/25[5]	100,000	98,625
Tacala Investment Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.749%, [LIBOR4+325], 1/31/25[5]	63,266	62,000

		2,747,422

Energy—0.3%
Energy Equipment & Services—0.3%
AL Midcoast Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 8.303%, [LIBOR4+550], 8/1/25[5]	159,488	155,301
Ascent Resources - Marcellus LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 9.016%, [LIBOR12+650], 3/30/23[5]	42,264	42,369

11        OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Energy Equipment & Services (Continued)
BCP Renaissance Parent LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.027%, [LIBOR4+350], 10/31/24[5]	$168,901	$167,580
Bison Midstream Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.503%, [LIBOR12+400], 5/21/25[5]	99,325	94,422
California Resources Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.252%, [LIBOR12+475], 12/31/22[5]	70,000	68,804
Delek US Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.749%, [LIBOR4+250], 3/31/25[5]	104,038	101,004
Eastern Power LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.249%, [LIBOR12+375], 10/2/23[5]	321,044	314,172
Fieldwood Energy LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.749%, [LIBOR12+525], 4/11/22[5]	335,013	308,421
GIP III Stetson I LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.76%, [LIBOR4+425], 7/18/25[5]	140,000	136,326
HGIM Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 8.508%, [PRIME4+500], 7/2/23[5]	56,849	56,636
Limetree Bay Terminals LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.159%, [LIBOR12+400], 2/15/24[5,9]	25,000	23,589
Limetree Bay Terminals LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.499%, [LIBOR12+400], 2/15/24[5]	231,186	218,140
McDermott Technology Americas, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.499%, [LIBOR12+500], 5/12/25[5]	188,587	181,384
Seadrill Operating LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 8.803%, [LIBOR4+600], 2/21/21[5]	427,425	345,620
Sheridan Production Partners II-A LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.81%, [LIBOR4+350], 12/16/20[5]	40,088	34,175
Sheridan Production Partners II-M LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.21%, [LIBOR4+350], 12/16/20[5]	24,155	20,592
Traverse Midstream Partners LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.60%, [LIBOR4+400], 9/27/24[5]	95,549	95,369
Ultra Resources, Inc., Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, 5.469%-6.503%, [LIBOR4+300], 4/12/24[5]	305,000	274,331

		2,638,235

Oil, Gas & Consumable Fuels—0.0%
Sheridan Investment Partners II LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.21%, [LIBOR4+350], 12/16/20[5]	244,819	208,709
Southcross Energy Partners LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.053%, [LIBOR4+425], 8/4/21[5]	241,549	217,923

		426,632

Financials—0.5%
Commercial Banks—0.5%
Acrisure LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.272%-6.772%, [LIBOR4+375], 11/22/23[5]	397,581	389,015
Advisor Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.272%, [LIBOR12+375], 8/15/25[5]	39,900	39,875
Alliant Holdings Intermediate LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.258%, [LIBOR12+300], 5/9/25[5]	373,663	360,482

12        OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

	Principal Amount	Value
Commercial Banks (Continued)
AmWINS Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.249%-5.266%, [LIBOR12+275], 1/25/24[5]	$197,835	$194,274
Aretec Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.749%, [LIBOR4+425], 10/1/25[5]	710,000	701,792
Blucora, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.499%, [LIBOR4+300], 5/22/24[5]	189,090	186,490
DTZ US Borrower LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.749%, [LIBOR12+325], 8/21/25[5]	369,075	363,078
Focus Financial Partners LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.999%, [LIBOR12+250], 7/3/24[5]	67,739	66,910
GGP Nimbus LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.999%, [LIBOR12+250], 8/27/25[5]	289,275	277,497
HUB International Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.515%, [LIBOR4+300], 4/25/25[5]	477,787	461,662
Hyperion Insurance Group Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.00%, [LIBOR12+350], 12/20/24[5]	178,523	176,664
iStar, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.253%-5.263%, [LIBOR12+275], 6/28/23[5]	149,561	148,346
Jane Street Group LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.499%, [LIBOR12+300], 8/25/22[5]	53,862	53,256
Mayfield Agency Borrower, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.499%, [LIBOR4+450], 2/28/25[5]	109,450	107,124
NFP Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.522%, [LIBOR12+300], 1/8/24[5]	338,404	326,136
Uniti Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.499%, [LIBOR12+300], 10/24/22[5]	723,546	680,437
USI, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.803%, [LIBOR4+300], 5/16/24[5]	440,068	423,126
		4,956,164

Consumer Finance—0.0%
PGX Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.75%, [LIBOR12+525], 9/29/20[5]	150,411	147,402
PGX Holdings, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 11.53%, [LIBOR12+900], 9/29/21[4,5]	57,732	57,155
		204,557

Insurance—0.0%
AssuredPartners, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.749%, [LIBOR12+325], 10/22/24[5]	297,646	289,015

Health Care—0.8%
Health Care Equipment & Supplies—0.8%
21st Century Oncology, Inc., Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, Tranche B, 8.905%, [LIBOR4+612.5], 1/16/23[5]	64,090	57,361
Acadia Healthcare Co., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan: Tranche B, 4.999%-4.999%, [LIBOR12+250], 2/11/22[5]	14,924	14,730
Tranche B4, 4.999%-4.999%, [LIBOR12+250], 2/16/23[5]	124,231	122,619
Alliance HealthCare Services, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.999%, [LIBOR4+450], 10/24/23[5]	131,934	130,394

13        OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Health Care Equipment & Supplies (Continued)
Amneal Pharmaceuticals LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.063%, [LIBOR4+300], 5/4/25[5]	$308,397	$306,340
Ardent Health Partners LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.999%, [LIBOR12+450], 6/30/25[5]	238,800	237,854
Bausch Health Cos., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.513%, [LIBOR4+300], 6/2/25[5]	143,691	142,368
Carestream Dental Equipment, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.053%, [LIBOR4+325], 9/1/24[5]	44,438	42,882
Carestream Health, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.499%, [LIBOR4+400], 6/7/19[5]	9,319	9,121
Change Healthcare Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.249%, [LIBOR12+275], 3/1/24[5]	693,000	679,227
CHS/Community Health Systems, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche H, 5.563%, [LIBOR4+300], 1/27/21[5]	293,045	288,833
Concentra, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.27%, [LIBOR12+275], 6/1/22[5]	105,000	104,344
CVS Holdings I LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.25%, [LIBOR4+300], 2/6/25[5]	203,463	197,041
DJO Finance LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.595%-5.77%, [LIBOR12+325], 6/8/20[5]	379,227	378,993
Endo International plc, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.813%, [LIBOR12+425], 4/29/24[5]	286,416	284,447
Enterprise Merger Sub, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.249%, [LIBOR4+375], 10/10/25[5]	615,000	581,021
Equian Buyer Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.752%, [LIBOR12+325], 5/20/24[5]	214,380	210,093
Gentiva Health Services, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.313%, [LIBOR4+375], 7/2/25[5]	451,211	448,955
GoodRX, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.514%, [LIBOR4+300], 10/10/25[5]	160,000	157,800
Heartland Dental LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.249%, [LIBOR12+375], 4/30/25[5]	75,790	73,706
Heartland Dental LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan Delayed Draw, 3.75%, 4/30/25[7]	5,163	5,021
Jaguar Holding Co. II, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.999%, [LIBOR4+250], 8/18/22[5]	189,187	185,770
Kinetic Concepts, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.053%, [LIBOR4+325], 2/2/24[5]	103,425	102,951
LifeCare Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, Tranche A, 10.386%, [LIBOR4+525], 11/30/21[5,11]	133,210	34,968
LifeScan Global Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 8.797%, [LIBOR4+600], 10/1/24[5]	225,000	216,564
Mallinckrodt International Finance SA, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 5.553%-5.553%, [LIBOR4+275], 9/24/24[5]	72,403	67,684
Tranche B, 5.618%-5.618%, [LIBOR4+300], 2/24/25[5]	233,163	219,902
MPH Acquisition Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.553%, [LIBOR4+300], 6/7/23[5,9]	647,792	628,559
National Mentor Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.803%, [LIBOR4+300], 1/31/21[5]	668,581	667,886

14        OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

	Principal Amount	Value
Health Care Equipment & Supplies (Continued)
New Trident Holdcorp, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 8.527%, [LIBOR4+575], 7/31/19[5,11]	$84,519	$8,452
One Call Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.76%, [LIBOR12+525], 11/27/22[5]	202,513	179,920
Ortho-Clinical Diagnostics SA, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.76%, [LIBOR4+325], 6/30/25[5]	331,190	321,151
PAREXEL International Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.249%, [LIBOR4+300], 9/27/24[5]	169,120	160,685
Select Medical Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.01%-6.75%, [LIBOR12+250], 3/6/25[5]	163,309	161,880
Sotera Health Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.499%, [LIBOR12+300], 5/15/22[5]	14,812	14,476
Surgery Center Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.75%, [LIBOR4+325], 9/2/24[5]	492,435	480,740
Team Health Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.272%, [LIBOR12+275], 2/6/24[5]	329,607	297,470
US Anesthesia Partners, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.499%, [LIBOR12+300], 6/23/24[5]	9,899	9,803
VVC Holdings Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.759%, [LIBOR12+425], 7/9/25[5]	219,450	219,861
Wink Holdco, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.499%, [LIBOR4+300], 12/2/24[5]	138,600	134,081
		8,585,953

Industrials—3.1%
Aerospace & Defense—0.1%
Doncasters US Finance LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.303%, [LIBOR4+350], 4/9/20[5]	81,863	73,779
Genuine Financial Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.553%, [LIBOR4+375], 7/11/25[5]	224,438	220,510
		294,289

Commercial Services & Supplies—0.7%
Access CIG LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.457%, [LIBOR4+375], 2/27/25[5,9]	62,242	61,853
Access CIG LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Delayed Draw, 3.75%, 2/27/25[7,9]	5,908	5,871
AI Aqua Merger Sub, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.749%, [LIBOR12+325], 12/13/23[5,9]	208,860	198,678
AI Aqua Merger Sub, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.749%, [LIBOR12+325], 12/13/23[5]	77,218	73,454
Allied Universal Holdco LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.249%, [LIBOR4+375], 7/28/22[5]	548,246	525,082
Asurion LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B4, 5.499%-5.499%, [LIBOR12+300], 8/4/22[5]	628,317	619,678
Tranche B6, 5.499%-5.499%, [LIBOR12+300], 11/3/23[5]	202,457	199,655
Tranche B7, 5.499%-5.499%, [LIBOR12+300], 11/3/24[5]	69,650	68,702
Asurion LLC, Sr. Sec. Credit Facilities 2st Lien Term Loan, 8.999%, [LIBOR12+650], 8/4/25[5]	170,000	171,594

15        OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Commercial Services & Supplies (Continued)
ATS Consolidated, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.249%, [LIBOR12+375], 2/28/25[5]	$248,250	$247,939
Blackhawk Network Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.499%, [LIBOR4+300], 6/15/25[5]	253,725	249,856
Boing US Holdco, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.839%, [LIBOR4+325], 10/3/24[5]	271,180	269,259
Casmar Australia Pty Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.742%-7.206%, [LIBOR4+450], 12/8/23[5]	182,347	156,819
Ceridian HCM Holding, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.749%, [LIBOR12+325], 4/30/25[5]	164,588	163,079
CEVA Logistics Finance BV, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.553%, [LIBOR4+375], 8/4/25[5]	164,588	163,147
Crossmark Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.303%, [LIBOR4+350], 12/20/19[5,10]	323,413	89,949
First Advantage, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.749%, [LIBOR4+525], 6/30/22[5]	97,904	97,660
First American Payment Systems LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.286%, [LIBOR12+475], 1/5/24[5]	97,990	97,132
Garda World Security Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.236%, [LIBOR4+350], 5/24/24[5]	369,132	363,595
Global Tel*Link Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.956%, [LIBOR4+425], 11/29/25[5]	252,535	249,537
IG Investments Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.999%, [LIBOR12+350], 5/23/25[5]	385,873	381,821
Inmar, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.022%, [LIBOR6+350], 5/1/24[5]	310,275	302,324
IQOR US, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.896%, [LIBOR4+550], 4/1/21[5]	105,000	94,675
KUEHG Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.553%, [LIBOR4+375], 2/21/25[5]	570,400	559,588
Laureate Education, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.999%, [LIBOR12+350], 4/26/24[5]	224,329	223,675
Learning Care Group US No. 2, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.752%-5.772%, [LIBOR4+325], 3/13/25[5]	34,738	34,206
Livingston International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 8.553%, [LIBOR4+575], 3/20/20[5]	100,066	99,691
Livingston International, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 11.053%, [LIBOR4+825], 4/17/20[5]	45,073	43,609
Monitronics International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 8.303%, [LIBOR4+550], 9/30/22[5]	217,786	191,742
Savage Enterprises LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.02%, [LIBOR12+450], 8/1/25[5]	336,080	336,291
Securus Technologies Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.999%, [LIBOR12+450], 11/1/24[5,9]	264,322	257,714
Staples, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.343%, [LIBOR4+400], 9/12/24[5]	509,775	502,511
TKC Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.28%, [LIBOR12+375], 2/1/23[5,9]	55,000	53,465
Travelport Finance Luxembourg Sarl, Sr. Sec. Credit Facilities 1st Lien
Term Loan, Tranche B, 5.116%, [LIBOR4+275], 3/17/25[5]	274,054	273,437

16        OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

	Principal Amount	Value
Commercial Services & Supplies (Continued)
Trident LS Merger Sub Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.499%, [LIBOR4+325], 5/1/25[5]	$105,513	$104,457
Ventia Deco LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.303%, [LIBOR4+350], 5/21/22[5]	181,024	179,893

		7,711,638

Industrial Conglomerates—0.9%
Apex Tool Group LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.249%, [LIBOR12+375], 2/1/22[5]	314,540	303,531
Energy Acquisition Co., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.053%, [LIBOR4+425], 6/22/25[5]	129,350	126,116
Gates Global LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.249%, [LIBOR4+300], 4/1/24[5]	278,009	272,843
GrafTech Finance, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.999%, [LIBOR12+350], 2/12/25[5]	160,875	158,261
MACOM Technology Solutions Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.749%, [LIBOR12+225], 5/17/24[5]	162,587	155,525
Robertshaw US Holdings Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.00%, [LIBOR12+350], 2/28/25[5]	94,288	87,570
Space Exploration Technologies Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.753%, [LIBOR12+425], 11/16/25[5]	275,000	274,313
Titan Acquisition Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.499%, [LIBOR12+300], 3/28/25[5]	223,313	211,000
TransDigm, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche E, 4.845%-4.845%, [LIBOR12+250], 5/30/25[5]	193,401	188,995
Tranche F, 4.845%-4.845%, [LIBOR12+250], 6/9/23[5]	7,463,575	7,318,968
Tranche G, 4.845%-4.999%, [LIBOR12+250], 8/22/24[5]	77,220	75,519
Vectra Co., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.749%, [LIBOR12+325], 3/8/25[5,9]	159,237	150,744
Vertiv Intermediate Holding II Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.313%, [LIBOR12+400], 11/30/23[5]	352,058	328,954
Wencor Group, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.303%, [LIBOR4+350], 6/19/21[5]	59,230	56,960
WP CPP Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.51%, [LIBOR4+375], 4/30/25[5]	159,600	157,366

		9,866,665

Professional Services—0.0%
AVSC Holding Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.595%-6.053%, [LIBOR4+375], 3/3/25[5]	257,107	246,609

Road & Rail—1.2%
American Airlines, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.252%, [LIBOR12+175], 6/27/25[5]	115,000	110,462
Arctic LNG Carriers Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.999%, [LIBOR12+450], 5/18/23[5]	172,425	168,545
CH Hold Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.522%, [LIBOR12+300], 2/1/24[5]	138,212	138,039
Daseke Cos., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.522%, [LIBOR12+500], 2/27/24[5]	82,904	82,205

17        OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Road & Rail (Continued)
Delos Finance Sarl, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.553%, [LIBOR4+175], 10/6/23[5]	$11,120,000	$11,117,665
Kenan Advantage Group, Inc. (The), Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B1, 5.499%-5.499%, [LIBOR12+300], 7/29/22[5]	96,026	94,616
Tranche B2, 5.499%-5.499%, [LIBOR12+300], 7/29/22[5]	10,640	10,483
Western Express, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10.957%, [LIBOR4+825], 2/23/22[4,5]	982,800	1,023,095

		12,745,110

Transportation Infrastructure—0.2%
American Axle & Manufacturing, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.76%, [LIBOR12+225], 4/6/24[5]	123,935	119,985
Dayco Products LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.957%, [LIBOR4+425], 5/19/23[5]	117,537	114,892
Mavis Tire Express Services Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.769%, [LIBOR4+325], 3/20/25[5]	152,832	148,724
Mavis Tire Express Services Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Delayed Draw, 2.00%, 3/20/25[7]	20,658	20,102
Navistar, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.89%-6.02%, [LIBOR12+350], 11/6/24[5]	237,761	234,642
Superior Industries International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.499%, [LIBOR12+400], 5/22/24[5,9]	192,119	189,958
Tenneco, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.249%, [LIBOR4+275], 10/1/25[5]	585,000	573,543
TI Group Automotive Systems LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.999%, [LIBOR12+275], 6/30/22[5]	458,306	444,843

		1,846,689

Information Technology—1.2%
Internet Software & Services—1.2%
Almonde, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.303%, [LIBOR4+350], 6/13/24[5]	552,134	531,087
Avaya, Inc., Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, 6.759%, [LIBOR12+425], 12/15/24[5]	1,096,267	1,080,996
Banff Merger Sub, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.053%, [LIBOR4+425], 10/2/25[5]	445,000	435,386
Blackboard, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B4, 7.78%, [LIBOR4+500], 6/30/21[5]	182,524	171,801
Colorado Buyer, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.52%, [LIBOR4+300], 5/1/24[5]	175,941	168,024
EagleView Technology Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.955%, [LIBOR12+350], 8/14/25[5]	55,000	53,144
Ensono LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.749%, [LIBOR4+525], 6/27/25[5]	139,300	138,516
Epicor Software Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.75%, [LIBOR12+325], 6/1/22[5]	259,120	254,132
Greeneden US Holdings II LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B3, 5.749%, [LIBOR4+350], 12/1/23[5]	157,809	154,554
Infor US, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.249%, [LIBOR4+275], 2/1/22[5]	443,846	441,960

18        OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

	Principal Amount	Value
Internet Software & Services (Continued)
Informatica LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.749%, [LIBOR4+325], 8/5/22[5]	$208,276	$208,102
Internap Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 8.27%, [LIBOR12+575], 4/6/22[5]	118,398	116,622
Ivanti Software, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.76%, [LIBOR12+425], 1/20/24[5]	108,134	105,228
Lighthouse Network LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.244%, [LIBOR4+450], 11/29/24[5]	99,000	97,763
MA FinanceCo LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 5.022%-5.022%, [LIBOR12+275], 6/21/24[5]	71,539	69,363
Tranche B2, 4.772%-4.772%, [LIBOR4+250], 11/19/21[5]	54,450	53,668
McAfee LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.272%, [LIBOR12+375], 9/30/24[5]	471,406	469,600
Mitchell International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.749%, [LIBOR12+325], 11/29/24[5]	198,974	191,294
On Semiconductor Corp., Sr. Sec. Credit Faciilities 1st Lien Term Loan, Tranche B3, 4.249%, 3/31/23[7]	3,145,000	3,112,418
Parker Private Merger Sub, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.269%, [LIBOR4+375], 10/10/25[5]	107,000	103,790
Plantronics, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.999%, [LIBOR12+250], 7/2/25[5]	344,982	336,644
Premiere Global Services, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 8.843%, [LIBOR6+650], 12/8/21[5]	63,299	42,727
Project Deep Blue Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.753%, [LIBOR4+325], 2/12/25[5]	16,700	16,481
Quest Software US Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.994%, [LIBOR4+425], 5/16/25[5]	224,438	221,819
Riverbed Technology, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.75%, [LIBOR12+325], 4/24/22[5]	421,166	387,561
Seattle SpinCo, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.022%, [LIBOR12+275], 6/21/24[5]	482,877	468,188
Shutterfly, Inc.,Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 5.28%, [LIBOR12+275], 8/17/24[5]	165,899	162,442
SolarWinds Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.249%, [LIBOR12+300], 2/5/24[5]	333,436	325,828
Solera LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.272%, [LIBOR12+275], 3/3/23[5]	312,406	306,715
Sophia LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.053%, [LIBOR4+325], 9/30/22[5]	89,768	88,056
SS&C Technologies Holdings Europe Sarl, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B4, 4.772%, [LIBOR4+250], 4/16/25[5]	192,832	189,230
SS&C Technologies, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 4.772%, [LIBOR4+250], 4/16/25[5]	502,113	492,733
Sungard Availability Services Capital, Inc., Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, 9.513%-11.25%, [LIBOR12+700], 9/30/21[5]	50,153	40,123
Tempo Acquisition LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.499%-5.522%, [LIBOR12+300], 5/1/24[5]	561,809	552,781
TTM Technologies, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.02%, [LIBOR4+250], 9/28/24[5]	151,921	148,123

19        OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Internet Software & Services (Continued)
Veritas US, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.999%-7.303%, [LIBOR12+450], 1/27/23[5]	$516,080	$ 452,491
Vertafore, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.053%, [LIBOR4+325], 7/2/25[5]	54,000	52,541
Xperi Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.999%, [LIBOR12+250], 12/1/23[5]	262,000	252,175

		12,494,106

IT Services—0.0%
Pi US Mergerco, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.999%, [LIBOR12+350], 1/3/25[5]	745,896	730,232
Materials—0.7%
Chemicals—0.2%
Alpha 3 BV, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.386%-5.803%, [LIBOR4+300], 1/31/24[5]	227,789	221,477
Cyanco Intermediate Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.999%, [LIBOR4+350], 3/16/25[5]	144,000	141,840
Emerald Performance Materials LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.999%, [LIBOR12+350], 7/30/21[5]	187,037	185,947
Encapsys LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.749%, [LIBOR4+325], 11/7/24[5]	43,839	42,615
LUX HOLDCO III, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.499%, [LIBOR4+300], 3/28/25[5]	44,663	44,076
Messer Industries USA, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.834%, 9/28/25[7,9]	110,000	107,846
New Arclin US Holding Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.999%, [LIBOR4+350], 2/14/24[5]	105,216	103,024
OCI Partners LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.803%, [LIBOR4+425], 3/13/25[5]	139,012	137,622
Polar US Borrower LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.186%, [LIBOR4+475], 10/15/25[5]	140,000	138,950
PQ Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.027%, [LIBOR4+250], 2/8/25[5]	54,814	53,513
Road Infrastructure Investment LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.244%, [LIBOR12+350], 6/13/23[5]	118,029	109,472
Starfruit US Holdco LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.753%, [LIBOR12+325], 10/1/25[5]	625,000	613,087
Tronox Blocked Borrower LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.499%, [LIBOR4+300], 9/23/24[5]	183,837	181,769
Tronox Finance LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.499%, [LIBOR4+300], 9/23/24[5]	424,230	419,460
Univar USA, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.749%, [LIBOR12+250], 7/1/24[5]	120,177	117,956

		2,618,654

Construction Materials—0.1%
Continental Building Products Operating Co. LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.499%, [LIBOR12+225], 8/18/23[5]	41,866	40,820

20        OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

	Principal Amount	Value
Construction Materials (Continued)
Pisces Midco, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.175%, [LIBOR4+300], 4/12/25[5]	$223,875	$213,941
Quikrete Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.249%, [LIBOR12+275], 11/15/23[5]	561,779	545,847
Realogy Group LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.758%, [LIBOR12+225], 2/8/25[5]	90,983	88,907
VC GB Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.499%, [LIBOR12+325], 2/28/24[5]	137,633	132,127

		1,021,642
Containers & Packaging—0.2%
Ball Metalpack Finco LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.999%, [LIBOR12+450], 7/31/25[5]	184,374	183,222
BWAY Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.033%, [LIBOR12+325], 4/3/24[5]	674,433	652,096
Flex Acquisition Co., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.77%, [LIBOR4+325], 6/29/25[5]	288,575	281,433
Plastipak Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.03%, [LIBOR12+250], 10/14/24[5]	163,210	159,980
Pro Mach Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.514%, [LIBOR4+300], 3/7/25[5]	233,387	226,677
Reynolds Group Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.249%, [LIBOR12+300], 2/5/23[5]	302,943	299,225

		1,802,633
Metals & Mining—0.2%
Covia Holdings Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.553%, [LIBOR4+375], 6/1/25[5]	248,750	198,650
Murray Energy Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan: Tranche B2, 9.749%-9.749%, [LIBOR12+725], 10/17/22[5] Tranche B3, 10.249%-10.249%, [LIBOR12+775], 10/17/22[5]	1,751,016 465,091	1,490,553 396,490
Oxbow Carbon LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.999%, [LIBOR12+375], 1/4/23[5]	23,750	23,720
Peabody Energy Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.249%, [LIBOR12+275], 3/31/25[5]	107,171	105,295
TMS International Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.249%-5.494%, [LIBOR12+275], 8/14/24[5]	87,940	85,401

		2,300,109
Paper & Forest Products—0.0%
Thor Industries, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.088%, [LIBOR4+375], 11/1/25[5,9]	130,000	124,800
Telecommunication Services—0.5%
Diversified Telecommunication Services—0.5%
CenturyLink, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.249%, [LIBOR4+275], 1/31/25[5]	1,237,500	1,185,587
Cincinnati Bell, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.772%, [LIBOR4+375], 10/2/24[5]	384,038	380,078

21        OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Diversified Telecommunication Services (Continued)
Consolidated Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, [LIBOR12+300], 10/5/23[5]	$449,536	$434,364
Digicel International Finance Ltd, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.96%, [LIBOR4+325], 5/27/24[5]	311,671	287,386
Frontier Communications Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.25%, [LIBOR12+375], 6/15/24[5]	410,056	393,270
Fusion Connect, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 10.092%, [LIBOR4+750], 5/4/23[5]	356,125	339,654
GTT Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%, [LIBOR12+275], 5/31/25[5,9]	294,362	277,217
IPC Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.25%, [LIBOR4+450], 8/6/21[5]	272,953	226,551
IPC Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 12.25%, [LIBOR4+950], 2/4/22[5]	161,028	99,837
NeuStar, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B4, 5.999%, [LIBOR12+350], 8/8/24[5]	313,790	305,749
Sprint Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.00%, [LIBOR12+250], 2/2/24[5]	903,991	884,781
Windstream Services LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B6, 6.51%, [LIBOR12+400], 3/29/21[5]	521,988	486,809

		5,301,283

Utilities—1.2%
Electric Utilities—1.2%
Brookfield WEC Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.249%, [LIBOR4+375], 8/1/25[5]	215,000	214,290
Calpine Construction Finance Co. LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.999%, [LIBOR12+250], 1/15/25[5]	84,361	82,779
Calpine Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B5, 5.31%-5.31%, [LIBOR4+250], 1/15/24[5]	205,929	202,642
Tranche B7, 5.31%-5.31%, [LIBOR4+250], 5/31/23[5]	34,211	33,678
Compass Power Generation LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.999%, [LIBOR12+350], 12/20/24[5]	47,569	47,500
EFS Cogen Holdings I LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.75%, [LIBOR4+325], 6/28/23[5]	218,006	214,918
Exgen Renewables IV LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.71%, [LIBOR4+300], 11/28/24[5]	29,421	26,744
Frontera Generation Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.763%, [LIBOR12+425], 5/2/25[5]	263,787	256,972
Kestrel Acquisition LLC., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.75%, [LIBOR12+425], 6/2/25[5]	144,275	143,463
Lightstone Holdco LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 6.249%-6.249%, [LIBOR12+375], 1/30/24[5]	256,317	247,168
Tranche C, 6.249%-6.272%, [LIBOR12+375], 1/30/24[5]	17,490	16,865
MRP Generation Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 9.803%, [LIBOR4+700], 10/18/22[5]	73,313	70,747
Sandy Creek Energy Associates LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.803%, [LIBOR4+400], 11/9/20[5]	418,451	361,569
Talen Energy Supply LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan: Tranche B, 6.499%-6.499%, [LIBOR12+400], 7/15/23[5]	328,613	325,503

22        OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

	Principal Amount	Value
Electric Utilities (Continued)
Tranche B2, 6.522%-6.522%, [LIBOR12+400], 4/15/24[5]	$76,454	$75,731
Vistra Operations Co. LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B1, 4.499%-4.499%, [LIBOR12+200], 8/4/23[5]	1,562,030	1,540,552
Tranche B2, 4.749%-4.749%, [LIBOR12+225], 12/14/23[5]	9,525,529	9,446,181

		13,307,302

Total Corporate Loans (Cost $159,170,442)		154,017,955

Event-Linked Bonds—1.2%
Acorn Re Ltd. Catastrophe Linked Nts., 5.329% [US0003M+275], 11/10/21[5,6]	1,000,000	997,850
Akibare Re Ltd. Catastrophe Linked Nts., 4.781% [US0006M+234], 4/7/20[5,6]	1,000,000	996,250
Alamo Re Ltd. Catastrophe Linked Nts., 5.654% [T-BILL 1MO+325], 6/7/21[5,6]	625,000	620,906
Aozora Re Ltd. Catastrophe Linked Nts., 4.323% [US0006M+200], 4/7/21[5,6]	1,000,000	992,850
Cranberry Re Ltd. Catastrophe Linked Nts., 4.46% [US0006M+200], 7/13/20[5,6]	1,000,000	1,001,850
Golden State RE II Ltd. Catastrophe Linked Nts., 4.989% [US0003M+220], 1/8/23[5,6]	500,000	502,625
International Bank for Reconstruction & Development:
4.916% [US0003M+250], 2/15/21[5,6,12]	1,250,000	1,252,813
5.416% [US0003M+300], 2/15/21[5,6,12]	1,000,000	1,004,150
Kizuna Re II Ltd. Catastrophe Linked Nts., 4.277% [T-BILL 3MO+187.5], 4/11/23[5,6]	250,000	248,912
Long Point Re III Ltd. Catastrophe Linked Nts., 5.152% [T-BILL 3MO+275], 6/1/22[5,6]	1,000,000	1,008,650
Manatee Re II Ltd. Catastrophe Linked Nts., 6.652% [T-BILL 3MO+425], 6/7/21[5,6]	750,000	752,062
Merna Re Ltd.:
4.402% [T-BILL 3MO+200], 4/8/20[5,6]	500,000	499,625
4.402% [T-BILL 3MO+200], 4/8/21[5,6]	250,000	249,862
4.652% [T-BILL 3MO+225], 4/8/19[5,6]	250,000	250,712
Nakama Re Ltd. Catastrophe Linked Nts., 4.429% [US0006M+220], 10/13/21[5,6]	750,000	748,988
Pelican IV Re Ltd. Catastrophe Linked Nts., 4.745% [US0003M+225], 5/7/21[5,6]	750,000	744,188
SD Re Ltd. Catastrophe Linked Nts., 6.601% [US0003M+400], 10/19/21[5,6]	750,000	736,388

Total Event-Linked Bonds (Cost $12,674,882)		12,608,681

	Shares
Structured Securities—1.1%
Africa Telecommunications Media & Technology Fund 1 LLC
Toronto-Dominion Bank (The), Enterprise Products Partners LP	9,542,930	—
Equity Linked Nts., 6/6/19-11/20/19	11,374,000	11,721,934

Total Structured Securities (Cost $21,394,089)		11,721,934

23        OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

					Notional
			Exercise Expiration		Amount	Contracts
			Price	Date	(000’s)	(000’s)			Value
Exchange-Traded Options Purchased—0.3%
S&P 500 Index Call[1]		USD	2,680.000	3/15/19	USD 32,720		USD 0	[1][3]	$835,505
S&P 500 Index Call[1]		USD	2,655.000	3/15/19	USD 65,169		USD 0	[13]	1,932,820

Total Exchange-Traded Options Purchased (Cost $1,513,766)									2,768,325

	Counter-
	party
Over-the-Counter Option Purchased—0.0%
CNH Currency Put[1] (Cost $417,914)	GSCO-OT	CNH6.869		8/27/19	CNH 397,000		CNH 110,000		161,370

		Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)
Over-the-Counter Interest Rate Swaptions Purchased—0.2%
Interest Rate Swap maturing 1/28/31 Call[1]	GSCOI	Receive	Six-Month JPY BBA LIBOR	0.523%	1/26/21	JPY	1,744,000		63,853
Interest Rate Swap maturing 4/30/31 Call[1]	GSCOI	Receive	Six-Month JPY BBA LIBOR	0.485	4/27/21	JPY	5,250,000		279,246
Interest Rate Swap maturing 9/29/31 Call[1]	MSCO	Receive	Three- Month USD BBA LIBOR	3.178	9/27/21	USD	4,100		91,319
Interest Rate Swap maturing 9/29/31 Call[1]	MSCO	Receive	Three- Month USD BBA LIBOR	3.253	10/21/21	USD	100,250		2,067,130

Total Over-the-Counter Interest Rate Swaptions Purchased (Cost $5,151,949)									2,501,548

	Principal Amount
Short-Term Notes—0.8%
AT&T, Inc., 2.902%, 5/28/19[6,14,15]	$250,000	247,467
AT&T, Inc., 3.093%, 5/30/19[6,14,15]	1,200,000	1,187,640
Bell Canada, Inc., 2.704%, 2/4/19[14,15]	1,000,000	999,709
Cabot Corp., 2.783%, 2/13/19[6,14,15]	300,000	299,698
Commonwealth Edison Co., 2.806%, 2/14/19[14,15]	400,000	399,566
Glencore Funding, 3.126%, 3/8/19[14,15]	400,000	398,886
Hitachi Capital America Corp., 2.827%, 2/14/19[15]	300,000	299,674
Johnson Controls International plc, 2.782%, 2/5/19[6,14,15]	300,000	299,886
Leggett & Platt, Inc., 2.733%, 2/13/19[6,14,15]	300,000	299,698
Leggett & Platt, Inc., 2.869%, 2/15/19[6,14,15]	400,000	399,533
Magna International, Inc., 2.907%, 2/7/19[6,14,15]	400,000	399,786
Marriot International, Inc., 2.877%, 2/14/19[6,14,15]	400,000	399,565
Mckesson Corp., 2.836%, 2/11/19[6,14,15]	400,000	399,662
Mondelez International, Inc., 2.897%, 2/7/19[14,15]	400,000	399,786

24        OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

	Principal Amount	Value
Short-Term Notes (Continued)
NextEra Energy Capital Holdings, 2.838%, 2/21/19[6,14,15]	$400,000	$399,342
Northrop Grumman Corp., 3.104%, 4/17/19[6,14,15]	400,000	397,430
Reckitt Benckiser Treasury Services plc, 2.824%, 2/4/19[14,15]	300,000	299,921
Telus Corp., 3.011%, 3/1/19[6,15]	400,000	399,084
TransCanada PipeLines Ltd., 3.052%, 4/11/19[6,14,15]	300,000	298,269
United Technologies Corp., 2.866%, 2/27/19[6,14,15]	250,000	249,468

Total Short-Term Notes (Cost $8,475,100)		8,474,070
	Shares
Investment Companies—6.1%
Oppenheimer Institutional Government Money Market Fund, Cl. E, 2.35%[3,16]	21,308,117	21,308,117
SPDR Gold Trust Exchange Traded Fund[1,17]	351,515	43,851,496

Total Investment Companies (Cost $63,260,977)		65,159,613
Total Investments, at Value (Cost $937,531,405)	99.5%	1,060,858,280
Net Other Assets (Liabilities)	0.5	5,791,253

Net Assets	100.0%	$1,066,649,533

Footnotes to Consolidated Statement of Investments

1. Non-income producing security.

2. All or portion of the security position is held in segregated accounts and pledged to cover margin requirements with respect to securities sold short. The aggregate market value of such securities is $86,257,899. See Note 7 of accompanying Consolidated Notes.

3. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares October 31, 2018	Gross Additions	Gross Reductions	Shares January 31, 2019
Common Stock
Specialty Retail
Gymboree Corp. (The)	4,118	—	—	4,118
Gymboree Holding Corp.	11,737	—	—	11,737
Investment Company
Oppenheimer Institutional Government Money Market Fund, Cl. E	25,288,291	92,747,554	96,727,728	21,308,117

				Change in
			Realized	Unrealized
	Value	Income	Gain (Loss)	Gain (Loss)
Common Stock
Specialty Retail
Gymboree Corp. (The)	$12,354	$49	$—	$(11,067)
Gymboree Holding Corp.	35,211	138	—	(31,543)
Investment Company

25        OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Consolidated Statement of Investments (Continued)

				Change in
			Realized	Unrealized
	Value	Income	Gain (Loss)	Gain (Loss)
Oppenheimer Institutional
Government Money Market Fund, Cl. E	$21,308,117	$109,086	$—	$—

Total	$21,355,682	$109,273	$—	$(42,610)

4. The value of this security was determined using significant unobservable inputs. See Note 3 of the accompanying Consolidated Notes.

5. Represents the current interest rate for a variable or increasing rate security, determined as [Referenced Rate + Basis-point spread].

6. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $43,868,910 or 4.11% of the Fund’s net assets at period end.

7. This interest rate resets periodically. Interest rate shown reflects the rate in effect at period end. The rate on this variable rate security is not based on a published reference rate and spread but is determined by the issuer or agent based on current market conditions.

8. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

9. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Consolidated Notes.

10. This security is not accruing income because its issuer has missed or is expected to miss interest and/or principal payments. The rate shown is the contractual interest rate. See Note 4 of the accompanying Consolidated Notes.

11. Interest or dividend is paid-in-kind, when applicable.

12. Represents securities sold under Regulation S, which are exempt from registration under the Securities Act of 1933, as amended. These securities may not be offered or sold in the United States without and exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. These securities amount to $2,256,963 or 0.21% of the Fund’s net assets at period end.

13. Number of contracts are less than 500.

14. Security issued in an exempt transaction without registration under the Securities Act of 1933. Such securities amount to $7,775,312 or 0.73% of the Fund’s net assets, and have been determined to be liquid pursuant to guidelines adopted by the Board of Trustees.

15. Current yield as of period end.

16. Rate shown is the 7-day yield at period end.

17. All or a portion of this security is owned by the subsidiary. See Note 2 of the accompanying Consolidated Notes.

	Shares Sold Short	Value
Securities Sold Short—(37.0)%
Common Stock Securities Sold Short—(37.0)%
AbbVie, Inc.	(66,470)	$ (5,336,876)
Air Lease Corp., Cl. A	(189,452)	(7,187,809)
Aircastle Ltd.	(428,300)	(8,925,772)
Ally Financial, Inc.	(277,750)	(7,238,165)
Apache Corp.	(253,140)	(8,308,055)
AvalonBay Communities, Inc.	(49,080)	(9,468,514)
Boeing Co. (The)	(18,088)	(6,975,094)
Camden Property Trust	(164,040)	(15,903,678)
Caterpillar, Inc.	(52,370)	(6,973,589)
Church & Dwight Co., Inc.	(177,410)	(11,462,460)
Cie Financiere Richemont SA	(98,739)	(6,812,183)

26        OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

	Shares Sold Short	Value
Common Stock Securities Sold Short (Continued)
CNH Industrial NV	(362,460)	$(3,591,979)
Corning, Inc.	(261,181)	(8,686,880)
Darden Restaurants, Inc.	(55,980)	(5,873,981)
Digital Realty Trust, Inc.	(100,050)	(10,839,417)
Dril-Quip, Inc.[1]	(129,960)	(4,865,702)
Edwards Lifesciences Corp.[1]	(30,680)	(5,228,486)
Equity Residential	(82,070)	(5,954,999)
Federal Realty Investment Trust	(129,900)	(17,220,843)
General Mills, Inc.	(133,280)	(5,922,963)
GlaxoSmithKline plc, Sponsored ADR	(138,786)	(5,440,411)
HP, Inc.	(390,820)	(8,609,765)
Intel Corp.	(275,209)	(12,967,848)
International Business Machines Corp.	(24,480)	(3,290,602)
Ipsen SA	(35,662)	(4,493,063)
Jones Lang LaSalle, Inc.	(103,560)	(14,851,540)
Kirby Corp.[1]	(89,370)	(6,694,707)
Koninklijke Ahold Delhaize NV	(457,233)	(12,058,201)
Louisiana-Pacific Corp.	(302,760)	(7,381,289)
Nokia OYJ, Sponsored ADR	(2,138,767)	(13,581,170)
Novo Nordisk AS, Sponsored ADR	(246,868)	(11,607,733)
Oceaneering International, Inc.[1]	(256,240)	(4,020,406)
Oil States International, Inc.[1]	(382,250)	(6,582,345)
Pennsylvania Real Estate Investment Trust	(1,415,611)	(10,433,053)
Procter & Gamble Co. (The)	(112,400)	(10,843,228)
ResMed, Inc.	(72,160)	(6,867,467)
Rio Tinto plc, Sponsored ADR	(84,819)	(4,772,765)
RLJ Lodging Trust	(212,440)	(3,940,762)
SAP SE, Sponsored ADR	(129,715)	(13,415,125)
Shake Shack, Inc., Cl. A1	(102,260)	(4,883,938)
Starbucks Corp.	(125,190)	(8,530,447)
Target Corp.	(76,822)	(5,608,006)
W.W. Grainger, Inc.	(31,955)	(9,439,187)
Weingarten Realty Investors	(446,842)	(12,819,897)
West Fraser Timber Co. Ltd.	(149,059)	(8,879,218)
Western Union Co. (The)	(579,000)	(10,566,750)
William Demant Holding AS1	(293,281)	(9,260,986)

Total Securities Sold Short (Proceeds $391,117,333)		$(394,617,354)

Forward Currency Exchange Contracts as of January 31, 2019
Counter -party	Settlement Month(s)	Currency Purchased (000’s)		Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation
BAC	03/2019	USD	6,055	COP	19,060,000	$—	$70,917
BAC	03/2019	USD	12,861	THB	410,000	—	278,092
CITNA-B	03/2019	USD	8,095	DKK	52,700	—	22,303
DEU	03/2019	USD	15,228	CAD	20,150	—	125,133
DEU	03/2019	USD	1,157	EUR	1,000	7,407	—
GSCO-OT	03/2019	EUR	1,000	USD	1,149	666	—
GSCO-OT	03/2019	USD	9,616	CHF	9,500	16,925	—

27        OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Forward Currency Exchange Contracts (Continued)
Counter -party	Settlement Month(s)	Currency Purchased (000’s)	Currency Sold (000’s)	Unrealized Appreciation	Unrealized Depreciation
GSCO-OT	11/2019	USD 15,921	CNH 111,420	$—	$676,080
JPM	03/2019	USD 605	CAD 800	—	4,496

Total Unrealized Appreciation and Depreciation				$24,998	$1,177,021

Futures Contracts as of January 31, 2019
Description	Buy/Sell	Expiration Date	Number of Contracts	Notional Amount (000’s)	Value	Unrealized Appreciation/ (Depreciation)
Euro-BONO	Sell	3/7/19	92	EUR 15,095	$15,510,107	$(415,277)
Euro-BTP	Sell	3/7/19	230	EUR 32,462	34,110,337	(1,648,183)
Euro-BUND	Buy	3/7/19	302	EUR 56,299	57,267,012	967,531
Euro-OAT	Sell	3/7/19	91	EUR 15,732	15,927,932	(195,921)
S&P MID 400
E-Mini Index	Buy	3/15/19	83	USD 14,406	15,239,630	833,542
United states
Treasury Nts., 2 yr.	Sell	3/29/19	55	USD 11,596	11,678,047	(81,724)

						$(540,032)

Centrally Cleared Credit Default Swaps at January 31, 2019
Reference Asset	Buy/Sell Protection	Fixed Rate	Maturity Date	Notional Amount (000’s)	Premiums Received/ (Paid)	Value	Unrealized Appreciation/ (Depreciation)
CDX.HY 30	Buy	5.000%	6/20/23	USD 833	$63,387	$(60,913)	$2,474
CDX.HY.29	Buy	5.000	12/20/22	USD 882	59,844	(64,361)	(4,517)
CDX.HY.30	Buy	5.000	6/20/23	USD 18,326	1,246,575	(1,340,088)	(93,513)
CDX.IG.30	Sell	1.000	6/20/23	USD 53,750	(955,869)	961,972	6,103
CDX.IG.30	Sell	1.000	6/20/23	USD 5,250	(93,792)	93,960	168
CDX.IG.31	Sell	1.000	12/20/23	USD 2,200	(42,299)	36,128	(6,171)
Federation of Malaysia	Buy	1.000	12/20/22	USD 1,020	20,661	(15,135)	5,526
Federation of Malaysia	Buy	1.000	6/20/23	USD 1,600	22,355	(20,161)	2,194
Federation of Malaysia	Buy	1.000	12/20/23	USD 1,200	3,533	(12,488)	(8,955)
iTraxx.Main.27	Buy	1.000	6/20/22	EUR 46,010	979,105	(1,152,732)	(173,627)
iTraxx.Main.27	Buy	1.000	6/20/22	EUR 890	21,902	(22,298)	(396)
iTraxx.Main.28	Buy	1.000	12/20/22	EUR 1,800	52,533	(42,497)	10,036
iTraxx.Main.29	Buy	1.000	6/20/23	EUR 3,100	59,083	(66,353)	(7,270)
iTraxx.Main.30	Buy	1.000	12/20/23	EUR 1,450	22,281	(25,993)	(3,712)
The Neiman Marcus
Group LLC	Buy	5.000	12/20/20	USD 6,190	358,683	754,230	1,112,913

Total Centrally Cleared Credit Default Swaps					$1,817,982	$(976,729)	$841,253

28        OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

Over-the-Counter Credit Default Swaps at January 31, 2019
Reference Asset	Counter- party	Buy/Sell Protection	Fixed Rate	Maturity Date	Notional Amount (000’s)	Premiums Received/ (Paid)		Value	Unrealized Appreciation/ (Depreciation)
BNP Paribas	GSCOI	Buy	1.000%	12/20/23	EUR 12,800	$(334,735	) $	273,526	$(61,209)
CDX.HY.25	CITNA-B	Buy	5.000	12/20/20	USD 471	(48,278)		(41,427)	(89,705)
CDX.HY.25	CITNA-B	Buy	5.000	12/20/20	USD 936	(109,330)		(82,327)	(191,657)
CDX.NA.HY.25	GSCOI	Buy	5.000	12/20/20	USD 7,500	(1,297,917)		(659,670)	(1,957,587)
Federation of Malaysia	BAC	Buy	1.000	12/20/20	USD 2,900	(136,197)		(42,044)	(178,241)
Federation of Malaysia	BAC	Buy	1.000	12/20/20	USD 854	(35,262)		(12,381)	(47,643)
Federation of Malaysia	BNP	Buy	1.000	12/20/20	USD 10,000	(651,135)		(144,981)	(796,116)
Federation of Malaysia	BNP	Buy	1.000	12/20/20	USD 761	(26,351)		(11,033)	(37,384)
Federation of Malaysia	BNP	Buy	1.000	12/20/20	USD 1,811	(51,082)		(26,256)	(77,338)
Federation of Malaysia	BNP	Buy	1.000	6/20/21	USD 3,820	(112,656)		(59,083)	(171,739)
Federation of Malaysia	BNP	Buy	1.000	6/20/21	USD 3,000	(85,450)		(46,401)	(131,851)
Federation of Malaysia	CITNA-B	Buy	1.000	12/20/20	USD 4,295	(209,624)		(62,269)	(271,893)
Federation of Malaysia	MOS-A	Buy	1.000	12/20/20	USD 10,000	(502,319)		(144,981)	(647,300)

Total Over-the-Counter Credit Default Swaps						$(3,600,336)		$(1,059,327)	$(4,659,663)

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

Type of Reference Asset on which the Fund Sold Protection	Total Maximum Potential Payments for Selling Credit Protection (Undiscounted)	Amount Recoverable*	Reference Asset Rating Range**
Investment Grade Corporate Debt
Indexes	$61,200,000	$—	BBB+ to BBB

Total	$61,200,000	$—

* The Fund has no amounts recoverable from related purchased protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

** The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.

29        OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Over-the-Counter Total Return Swaps at January 31, 2019
Reference Asset	Counter- party	Pay/Receive Total Return*	Floating Rate	Maturity Date	Notional Amount (000’s)	Value	Unrealized Appreciation/ (Depreciation)
			One-Month
			HKD-HIBOR-HKAB
0998.HK-China			minus 50 basis
Citic Bank Corp.	GSCOI	Pay	points	5/24/19	HKD 38,855	$306,861	$306,861
			One-Month
			HKD-HIBOR-HKAB
0998.HK-China			minus 50 basis
Citic Bank Corp.	GSCOI	Pay	points	5/24/19	HKD 955	(2,794)	(2,794)
			One-Month
1988.HK China			HKD-HIBOR-HKAB
Minsheng Banking			minus 50 basis
Corp. Ltd.	GSCOI	Pay	points	5/24/19	HKD 39,530	127,078	127,078
			One-Month
1988.HK China			HKD-HIBOR-HKAB
Minsheng Banking			minus 50 basis
Corp. Ltd.	GSCOI	Pay	points	5/24/19	HKD 957	(5,838)	(5,838)
			One-Month
3328.HK Bank of			HKD-HIBOR-HKAB
Communications-			minus 50 basis
HK BR	GSCOI	Pay	points	5/24/19	HKD 39,432	(443,464)	(443,464)
			One-Month
3328.HK Bank of			HKD-HIBOR-HKAB
Communications-			minus 50 basis
HK BR	GSCOI	Pay	points	5/24/19	HKD 952	(18,883)	(18,883)
			One-Month
			HKD-HIBOR-HKAB
3968.HK China			minus 50 basis
Merchants Bank	GSCOI	Pay	points	5/24/19	HKD 39,829	(81,855)	(81,855)
			One-Month
			HKD-HIBOR-HKAB
3968.HK China			minus 50 basis
Merchants Bank	GSCOI	Pay	points	5/24/19	HKD 950	(9,210)	(9,210)
			One-Month
			HKD-HIBOR-HKAB
6818.HK China			minus 50 basis
Everbriight Bank	GSCOI	Pay	points	5/24/19	HKD 19,640	32,289	32,289
			One-Month
			HKD-HIBOR-HKAB
6818.HK China			minus 50 basis
Everbriight Bank	GSCOI	Pay	points	5/24/19	HKD 956	(8,889)	(8,889)

Total Over-the-Counter Total Return Swaps						$(104,705)	$(104,705)

* Fund will pay or receive the total return of the reference asset depending on whether the return is positive or negative. For contracts where the Fund has elected to receive the total return of the reference asset if positive, it will be responsible for paying the floating rate and the total return of the reference asset if negative. If the Fund has elected to pay the total return of the reference asset if positive, it will receive the floating rate and the total return of the reference asset if negative.

30        OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

Glossary:
Counterparty Abbreviations

BAC	Barclays Bank plc

BNP	BNP Paribas

CITNA-B	Citibank NA

DEU	Deutsche Bank AG

GSCOI	Goldman Sachs International

GSCO-OT	Goldman Sachs Bank USA

JPM	JPMorgan Chase Bank NA

MOS	Morgan Stanley & Co., Inc.

MOS-A	Morgan Stanley

MSCO	Morgan Stanley Capital Services, Inc.

Currency abbreviations indicate amounts reporting in currencies

CAD	Canadian Dollar

CHF	Swiss Franc

CNH	Offshore Chinese Renminbi

COP	Colombian Peso

DKK	Danish Krone

EUR	Euro

HKD	Hong Kong Dollar

JPY	Japanese Yen

THB	Thailand Baht

Definitions

BBA LIBOR	British Bankers’ Association London - Interbank Offered Rate

BONO	Spanish Government Bonds

BTP	Italian Treasury Bonds

BUND	German Federal Obligation

CDX.HY.25	Markit CDX High Yield Index

CDX.HY.29	Markit CDX High Yield Index

CDX.HY.30	Markit CDX High Yield Index

CDX.IG.30	Markit CDX Investment Grade Index

CDX.IG.31	Markit CDX Investment Grade Index

CDX.NA.HY.25	Markit CDX North American High Yield

HIBOR	Hong Kong Interbank Offered Rate

HKAB	Hong Kong Association of Banks

ICE LIBOR	Intercontinental Exchange Benchmark Administration-London Interbank Offered Rate

iTraxx.Main.27	Credit Default Swap Trading Index for a Specific Basket of Securities

iTraxx.Main.28	Credit Default Swap Trading Index for a Specific Basket of Securities

iTraxx.Main.29	Credit Default Swap Trading Index for a Specific Basket of Securities

iTraxx.Main.30	Credit Default Swap Trading Index for a Specific Basket of Securities

LIBOR03M	ICE LIBOR USD 3 Month

LIBOR4	London Interbank Offered Rate-Quarterly

LIBOR6	London Interbank Offered Rate-Bi-Monthly

LIBOR12	London Interbank Offered Rate-Monthly

LIBOR52	London Interbank Offered Rate-Weekly

OAT	French Government Bonds

PRIME4	United States Prime Rate-Quarterly

S&P	Standard & Poor’s

T-BILL 1MO	US Treasury Bill 1 Month

31        OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Definitions (Continued)

T-BILL 3MO	US Treasury Bill 3 Month

US0001M	ICE LIBOR USD 1 Month

US0003M	ICE LIBOR USD 3 Month

US0006M	ICE LIBOR USD 6 Month

32        OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

NOTES TO

CONSOLIDATED STATEMENT OF INVESTMENTS January 31, 2019 Unaudited

1. Organization

Oppenheimer Fundamental Alternatives Fund (the “Fund”), a series of Oppenheimer Quest for Value Funds, is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as a diversified open-end management investment company. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub- Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Basis for Consolidation. The Fund has established a Cayman Islands exempted company, Oppenheimer Fundamental Alternatives Fund (Cayman) Ltd. (the “Subsidiary”), which is wholly-owned and controlled by the Fund. The Fund and Subsidiary are both managed by the Manager. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in commodity-linked derivatives (including commodity futures, financial futures, options and swap contracts) and certain fixed-income securities and other investments that may serve as margin or collateral for its derivatives positions. The Fund applies its investment restrictions and compliance policies and procedures, on a look-through basis, to the Subsidiary.

At period end, the Fund owned 14,576 shares with net assets of $43,857,522 in the Subsidiary.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern Time, on each day the New York Stock Exchange (the “Exchange” or “NYSE”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to

33        OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

NOTES TO

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, short-term notes, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, sometimes at lower prices than institutional round lot trades. Standard inputs generally considered by third-party pricing vendors include reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, as well as other appropriate factors.

Event-linked bonds, are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers. Standard inputs generally considered by third-party pricing vendors include reported trade data and broker-dealer price quotations.

Loans are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers. Standard inputs generally considered by third-party pricing vendors include information obtained from market participants regarding broker-dealer price quotations.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers. Standard inputs generally considered by third-party pricing vendors include market information relevant to the underlying reference asset such as the price of financial instruments, stock market

34        OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

3. Securities Valuation (Continued)

indices, foreign currencies, interest rate spreads, commodities, credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates, or the occurrence of other specific events.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager regularly compares prior day prices and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end.

35        OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

NOTES TO

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$62,513,538	$67,219	$—	$62,580,757
Consumer Staples	42,393,919	—	—	42,393,919
Energy	47,843,496	87,035	8,751	47,939,282
Financials	109,863,502	4,564,928	—	114,428,430
Health Care	95,407,968	9,174,528	—	104,582,496
Industrials	80,377,858	28,509	—	80,406,367
Information Technology	70,822,296	—	—	70,822,296
Materials	31,931,626	—	—	31,931,626
Telecommunication Services	22,456,509	—	—	22,456,509
Utilities	29,726,628	—	—	29,726,628
Preferred Stocks	11,609,317	12,667,000	—	24,276,317
Rights, Warrants and Certificates	—	—	2,886	2,886
Asset-Backed Securities	—	55,992,521	—	55,992,521
Mortgage-Backed Obligations	—	52,363,350	—	52,363,350
Non-Convertible Corporate Bonds and Notes	—	63,541,400	—	63,541,400
Corporate Loans	—	152,241,205	1,776,750	154,017,955
Event-Linked Bonds	—	12,608,681	—	12,608,681
Structured Securities	—	11,721,934	—	11,721,934
Exchange-Traded Options Purchased	2,768,325	—	—	2,768,325
Over-the-Counter Option Purchased	—	161,370	—	161,370
Over-the-Counter Interest Rate
Swaptions Purchased	—	2,501,548	—	2,501,548

36                OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Investments, at Value: (Continued)
Short-Term Notes	$—	$8,474,070	$—	$8,474,070
Investment Companies	65,159,613	—	—	65,159,613

Total Investments, at Value	672,874,595	386,195,298	1,788,387	1,060,858,280
Other Financial Instruments:
Swaps, at value	—	739,754	—	739,754
Centrally cleared swaps, at value	—	1,846,290	—	1,846,290
Futures contracts	1,801,073	—	—	1,801,073
Forward currency exchange contracts	—	24,998	—	24,998

Total Assets	$674,675,668	$388,806,340	$1,788,387	$1,065,270,395

Liabilities Table
Other Financial Instruments:
Common Stock Securities Sold Short	$(361,992,921)	$(32,624,433)	$—	$(394,617,354)
Swaps, at value	—	(1,903,786)	—	(1,903,786)
Centrally cleared swaps, at value	—	(2,823,019)	—	(2,823,019)
Futures contracts	(2,341,105)	—	—	(2,341,105)
Forward currency exchange contracts	—	(1,177,021)	—	(1,177,021)

Total Liabilities	$(364,334,026)	$(38,528,259)	$—	$(402,862,285)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

For the reporting period, there were no transfers between levels.

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Consolidated Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/ or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

37        OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

NOTES TO

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

4. Investments and Risks (Continued)

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Structured Securities. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note’s market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Consolidated Statement of Operations in the annual and semiannual reports. The Fund records a realized gain or loss when a structured security is sold or matures.

Event-Linked Bonds. The Fund may invest in “event-linked” bonds. Event-linked bonds, which are sometimes referred to as “catastrophe” bonds, are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific trigger event, such as a hurricane, earthquake, or other occurrence that leads to physical or economic loss. If the trigger event occurs prior to maturity, the Fund may lose all or a portion of its principal in addition to interest otherwise due from the security. Event-linked bonds may expose the Fund to certain other risks, including issuer default, adverse regulatory or jurisdictional interpretations, liquidity risk and adverse tax consequences. The Fund records the net change in market value of event-linked bonds on the Consolidated Statement of Operations in the annual and semiannual reports as a change in unrealized appreciation or depreciation on investments. The Fund records a realized gain or loss on the Consolidated Statement of Operations in the annual and semiannual reports upon the sale or maturity of such securities.

Loans. The Fund invests in loans made to U.S. and foreign borrowers that are corporations, partnerships or other business entities. The Fund will do so directly as an original lender or by assignment or indirectly through participation agreements or certain derivative instruments. While many of these loans will be collateralized, the Fund can also invest in uncollateralized loans. Loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancing of borrowers. The loans often pay interest at rates that float above (or are adjusted periodically based on) a benchmark that reflects current interest rates although the Fund can also invest in loans with fixed interest rates.

When investing in loans, the Fund generally will have a contractual relationship only with the lender, not with the relevant borrower. As a result, the Fund generally will have the right to

38        OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

4. Investments and Risks (Continued)

receive payments of principal, interest, and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the relevant borrower. The Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the institution selling the participation to the Fund.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$1,696,813
Sold securities	258,090

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be

39        OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

NOTES TO

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

4. Investments and Risks (Continued)

subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest and/or principal payment.

Information concerning securities not accruing interest at period end is as follows:

Cost	$3,492,518
Market Value	$2,109,033
Market Value as % of Net Assets	0.20%

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

40        OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Consolidated Statement of Investments. The unrealized appreciation (depreciation) is reported in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports as a receivable (or payable) and in the Consolidated Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Consolidated Statement of Operations in the annual and semiannual reports.

41        OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

NOTES TO

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

The Fund may enter into forward foreign currency exchange contracts in order to decrease exposure to foreign exchange rate risk associated with either specific transactions or portfolio instruments or to increase exposure to foreign exchange rate risk.

During the reporting period, the Fund had daily average contract amounts on forward contracts to buy and sell of $2,038,341 and $54,382,266, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Consolidated Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Consolidated Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation and depreciation is reported in the Consolidated Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Consolidated Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

The Fund may purchase and/or sell financial futures contracts and options on futures contracts to gain exposure to, or decrease exposure to interest rate risk, equity risk, foreign exchange rate risk, volatility risk, or commodity risk.

During the reporting period, the Fund had an ending monthly average market value of $79,884,398 and $75,732,218 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the

42        OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

6. Use of Derivatives (Continued)

price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Consolidated Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Consolidated Statement of Operations in the annual and semiannual reports.

Foreign Currency Options. The Fund may purchase or write call and put options on currencies to increase or decrease exposure to foreign exchange rate risk. A purchased call, or written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price. A purchased put, or written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

Index/Security Options. The Fund may purchase or write call and put options on individual equity securities and/or equity indexes to increase or decrease exposure to equity risk. A purchased call or written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price. A purchased put or written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $1,017,962 and $388,053 on purchased call options and purchased put options, respectively.

Options written, if any, are reported in a schedule following the Consolidated Statement of Investments and as a liability in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Consolidated Statement of Investments.

The risk in writing a call option is the market price of the underlying security increasing above the strike price and the option being exercised. The Fund must then purchase the underlying security at the higher market price and deliver it for the strike price or, if it owns the underlying security, deliver it at the strike price and forego any benefit from the increase in the price of the underlying security above the strike price. The risk in writing a put option is the

43        OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

NOTES TO

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

market price of the underlying security decreasing below the strike price and the option being exercised. The Fund must then purchase the underlying security at the strike price when the market price of the underlying security is below the strike price. Alternatively, the Fund could also close out a written option position, in which case the risk is that the closing transaction will require a premium to be paid by the Fund that is greater than the premium the Fund received. When writing options, the Fund has the additional risk that there may be an illiquid market where the Fund is unable to close the contract. The risk in buying an option is that the Fund pays a premium for the option, and the option may be worth less than the premium paid or expire worthless.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

During the reporting period, the Fund had no written options outstanding.

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Consolidated Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Consolidated Statement of Operations in the annual and semiannual reports. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Consolidated Statement of Operations in the annual and semiannual reports.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a contract that enables an investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s

44        OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

6. Use of Derivatives (Continued)

failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset.

Upon exercise of the contract the difference between such value and the notional amount is recorded as realized gain (loss) and is included on the Consolidated Statement of Operations in the annual and semiannual reports.

The Fund may purchase or sell credit protection through credit default swaps to increase or decrease exposure to the credit risk of individual issuers and/or indexes of issuers that are either unavailable or considered to be less attractive in the bond market.

The Fund has engaged in spread curve trades by simultaneously purchasing and selling protection through credit default swaps referenced to the same reference asset but with different maturities. Spread curve trades attempt to gain exposure to credit risk on a forward basis by realizing gains on the expected differences in spreads.

The Fund has purchased credit protection through credit default swaps to take an outright negative investment perspective on the credit risk of an individual issuer or basket or index of issuers as opposed to decreasing its credit risk exposure related to debt securities of such issuer(s) held by the Fund.

For the reporting period, the Fund had ending monthly average notional amounts of $152,750,856 and $63,567,590 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Total Return Swap Contracts. A total return swap is an agreement between counterparties to exchange periodic payments based on the value of asset or non-asset

45        OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

NOTES TO

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

references. One cash flow is typically based on a non-asset reference (such as an interest rate) and the other on the total return of a reference asset (such as a security or a basket of securities or securities index). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and/or include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.

The Fund may enter into total return swaps on various equity securities or indexes to increase or decrease exposure to equity risk. These equity risk related total return swaps require the Fund to pay or receive a floating reference interest rate, and an amount equal to the opposite price movement of securities or an index (expressed as a percentage) multiplied by the notional amount of the contract. Equity leg payments equal to the positive price movement of the same securities or index (expressed as a percentage) multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities. Reference leg payments equal a floating reference interest rate and an amount equal to the negative price movement of the same securities or index (expressed as a percentage) multiplied by the notional amount of the contract.

For the reporting period, the Fund had ending monthly average notional amounts of $23,233,612 which are short the reference asset.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

Purchased swaptions are reported as a component of investments in the Consolidated Statement of Investments and the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Written swaptions are reported on a schedule following the Consolidated Statement of Investments and their value is reported as a separate asset or liability line item in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Consolidated Statement of Operations in the annual and semiannual reports. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Consolidated Statement of Operations in the annual and semiannual reports for the amount of the premium paid or received.

The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption

46        OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

6. Use of Derivatives (Continued)

contracts written by the Fund do not give rise to counterparty credit risk prior to exercise as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

The Fund may purchase swaptions which give it the option to enter into an interest rate swap in which it pays a floating or fixed interest rate and receives a fixed or floating interest rate in order to increase or decrease exposure to interest rate risk. Purchasing the fixed portion of this swaption becomes more valuable as the reference interest rate decreases relative to the preset interest rate. Purchasing the floating portion of this swaption becomes more valuable as the reference interest rate increases relative to the preset interest rate.

During the reporting period, the Fund had an ending monthly average market value of $3,832,243 on purchased swaptions.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

At period end, the Fund has required certain counterparties to post collateral of $3,287,757.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

47        OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

NOTES TO

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an

ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports as cash pledged as collateral. Non-cash

48        OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

6. Use of Derivatives (Continued)

collateral pledged by the Fund, if any, is noted in the Consolidated Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

7. Borrowings and Other Financing

Securities Sold Short. The Fund sells securities that it does not own, and it will therefore be obligated to purchase such securities at a future date. Upon entering into a short position, the Fund is required to segregate cash or securities at its custodian which are pledged for the benefit of the lending broker and/or to deposit and pledge cash directly at the lending broker, with a value equal to a certain percentage, exceeding 100%, of the value of the securities that it sold short. Cash that has been segregated and pledged for this purpose will be disclosed on the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports; securities that have been segregated and pledged for this purpose are disclosed as such in the Consolidated Statement of Investments. The aggregate market value of such cash and securities at period end is $442,495,141. The value of the open short position is recorded as a liability, and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the change in value of the open short position. The Fund records a realized gain or loss when the short position is closed out. By entering into short sales, the Fund bears the risk of an unlimited loss, since the price of the security sold short could theoretically increase without limit. Purchasing securities previously sold short to close out a short position can itself cause the price of the securities to rise further, thereby increasing the loss. Further, there is no assurance that a security the Fund needs to buy to cover a short position will be available for purchase at a reasonable price. Until the security is replaced, the Fund is required to pay the lender any dividend or interest earned. Dividend expense on short sales is treated as an expense in the Consolidated Statement of Operations in the annual and semiannual reports.

Loan Commitments. Pursuant to the terms of certain credit agreements, the Fund has unfunded loan commitments of $31,729 at period end. The Fund generally will maintain with its custodian, liquid investments having an aggregate value at least equal to the par value of unfunded loan commitments. At period end, these investments have a market value of $30,994 and have been included as Corporate Loans in the Statement of Investments. The following commitments are subject to funding based on the borrower’s discretion. The Fund is obligated to fund these commitments at the time of the request by the borrower. These commitments have been excluded from the Statement of Investments. The unrealized appreciation/depreciation on these commitments is recorded as an asset/liability on the Statement of Assets and Liabilities in the annual and semiannual reports.

49        OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

NOTES TO

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

8. Pending Acquisition

On October 18, 2018, Massachusetts Mutual Life Insurance Company, an indirect corporate parent of the Sub-Adviser and the Manager, announced that it has entered into an agreement whereby Invesco Ltd. (“Invesco”), a global investment management company, will acquire the Sub-Adviser (the “Transaction”). In connection with the Transaction, on January 11, 2019, the Fund’s Board unanimously approved an Agreement and Plan of Reorganization (the “Agreement”), which provides for the transfer of the assets and liabilities of the Fund to a corresponding, newly formed fund (the “Acquiring Fund”) in the Invesco family of funds (the “Reorganization”) in exchange for shares of the corresponding Acquiring Fund of equal value to the value of the shares of the Fund as of the close of business on the closing date. Although the Acquiring Fund will be managed by Invesco Advisers, Inc., the Acquiring Fund will, as of the closing date, have the same investment objective and substantially similar principal investment strategies and risks as the Fund. After the Reorganization, Invesco Advisers, Inc. will be the investment adviser to the Acquiring Fund, and the Fund will be liquidated and dissolved under applicable law and terminate its registration under the Investment Company Act of 1940, as amended. The Reorganization is expected to be a tax-free reorganization for U.S. federal income tax purposes.

The Reorganization is subject to the approval of shareholders of the Fund. Shareholders of record of the Fund on January 14, 2019 will be entitled to vote on the Reorganization and will receive a combined prospectus and proxy statement describing the Reorganization, the shareholder meeting, and a discussion of the factors the Fund’s Board considered in approving the Agreement. The combined prospectus and proxy statement is expected to be distributed to shareholders of record on or about February 28, 2019. The anticipated date of the shareholder meeting is on or about April 12, 2019.

If shareholders approve the Agreement and certain other closing conditions are satisfied or waived, the Reorganization is expected to close during the second quarter of 2019, or as soon as practicable thereafter. This is subject to change.

50        OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

STATEMENT OF INVESTMENTS January 31, 2019 Unaudited

	Shares	Value
Common Stocks—95.9%
Consumer Discretionary—12.7%
Auto Components—3.3%
BorgWarner, Inc.	582,840	$23,838,156
Lear Corp.	74,000	11,390,820

		35,228,976
Entertainment—0.7%
Madison Square Garden Co. (The), Cl. A1	25,900	7,197,610
Household Durables—1.7%
Lennar Corp., Cl. A	263,230	12,482,367
Newell Brands, Inc.	277,000	5,875,170

		18,357,537
Leisure Products—2.0%
Brunswick Corp.	432,510	21,763,903
Media—1.1%
CBS Corp., Cl. B	243,870	12,061,810
Multiline Retail—1.4%
Dollar Tree, Inc.[1]	73,250	7,092,798
Nordstrom, Inc.	168,630	7,826,118

		14,918,916
Specialty Retail—2.5%
Ross Stores, Inc.	296,440	27,308,053
Consumer Staples—4.9%
Beverages—2.4%
Coca-Cola European Partners plc	541,000	25,740,780
Food & Staples Retailing—0.8%
Kroger Co. (The)	317,820	9,003,841
Food Products—1.7%
Conagra Brands, Inc.	381,483	8,255,292
McCormick & Co., Inc.	18,050	2,231,702
Nomad Foods Ltd.[1]	131,630	2,412,778
Tyson Foods, Inc., Cl. A	82,810	5,127,595

		18,027,367
Energy—7.4%
Energy Equipment & Services—0.6%
Transocean Ltd.[1]	298,560	2,558,659
Weatherford International plc[1]	4,950,840	3,210,125

		5,768,784

	Shares	Value
Oil, Gas & Consumable Fuels—6.8%
Anadarko Petroleum Corp.	220,000	$10,412,600
Callon Petroleum Co.[1]	527,170	4,291,164
Concho Resources, Inc.[1]	109,520	13,124,877
Delek US Holdings, Inc.	333,800	10,851,838
Devon Energy Corp.	401,110	10,689,581
Hess Corp.	325,860	17,596,440
WPX Energy, Inc.[1]	542,310	6,648,720

		73,615,220
Financials—29.3%
Capital Markets—1.5%
Ameriprise Financial, Inc.	39,450	4,994,370
Ares Management Corp., Cl. A	545,594	11,381,091

		16,375,461
Commercial Banks—8.7%
CIT Group, Inc.	178,550	8,247,224
Glacier Bancorp, Inc.	276,220	11,650,960
KeyCorp	493,960	8,135,521
SunTrust Banks, Inc.	382,290	22,715,672
Synovus Financial Corp.	414,430	14,679,111
Zions Bancorp NA	593,560	28,247,520

		93,676,008
Diversified Financial Services—2.1%
Voya Financial, Inc.	487,780	22,647,625
Insurance—6.0%
Arthur J. Gallagher & Co.	163,330	12,202,384
Assurant, Inc.	113,240	10,915,204
Lincoln National Corp.	202,780	11,860,602
Reinsurance Group of America, Inc., Cl. A	208,700	30,146,715

		65,124,905
Real Estate Investment Trusts (REITs)—10.4%
Alexandria Real Estate Equities, Inc.	103,526	13,635,410
CubeSmart	412,360	12,762,542
Digital Realty Trust, Inc.	102,860	11,143,852

1       OPPENHEIMER MID CAP VALUE FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Real Estate Investment Trusts (REITs) (Continued)
Equity LifeStyle Properties, Inc.	129,950	$13,759,106
Equity Residential	211,600	15,353,696
Highwoods Properties, Inc.	213,490	9,461,877
Park Hotels & Resorts, Inc.	495,170	14,889,762
Prologis, Inc.	166,168	11,492,179
Uniti Group, Inc.	501,100	9,976,901

		112,475,325
Thrifts & Mortgage Finance—0.6%
Radian Group, Inc.	318,520	6,128,325
Health Care—11.5%
Health Care Equipment & Supplies—2.4%
Boston Scientific Corp.[1]	332,307	12,677,512
Zimmer Biomet Holdings, Inc.	116,030	12,712,247

		25,389,759
Health Care Providers & Services—5.6%
Encompass Health Corp.	276,530	18,483,265
Molina Healthcare, Inc.[1]	130,528	17,357,614
WellCare Health Plans, Inc.[1]	87,840	24,286,003

		60,126,882
Life Sciences Tools & Services—1.6%
IQVIA Holdings, Inc.[1]	136,801	17,648,697
Pharmaceuticals—1.9%
Jazz Pharmaceuticals plc[1]	123,370	15,531,049
Mylan NV1	184,570	5,527,871

		21,058,920
Industrials—10.1%
Aerospace & Defense—0.4%
Huntington Ingalls Industries, Inc.	22,030	4,548,093
Construction & Engineering—1.0%
Fluor Corp.	280,930	10,273,610
Machinery—5.2%
Gates Industrial Corp. plc[1]	353,030	5,263,677
ITT, Inc.	372,800	19,594,368

	Shares	Value
Machinery (Continued)
Parker-Hannifin Corp.	143,520	$23,653,531
Stanley Black & Decker, Inc.	64,040	8,097,218

		56,608,794
Marine—1.2%
Kirby Corp.[1]	175,710	13,162,436
Road & Rail—2.3%
Kansas City Southern	233,350	24,676,763
Information Technology—9.2%
Communications Equipment—1.3%
Motorola Solutions, Inc.	118,570	13,862,019
Electronic Equipment, Instruments, & Components—1.2%
FLIR Systems, Inc.	116,460	5,692,565
Zebra Technologies Corp., Cl. A1	38,430	6,671,448

		12,364,013
IT Services—2.4%
Black Knight, Inc.[1]	248,940	12,245,358
Fidelity National Information Services, Inc.	132,070	13,805,277

		26,050,635
Semiconductors & Semiconductor Equipment—1.2%
Lam Research Corp.	33,550	5,689,409
Marvell Technology Group Ltd.	211,101	3,911,702
Tower Semiconductor Ltd.[1]	227,160	3,382,412

		12,983,523
Software—2.1%
Synopsys, Inc.[1]	245,000	22,870,750
Technology Hardware, Storage & Peripherals—1.0%
NCR Corp.[1]	351,280	9,396,740
Western Digital Corp.	36,000	1,619,640

		11,016,380
Materials—5.4%
Chemicals—1.9%
Celanese Corp., Cl. A	152,900	14,641,704

2       OPPENHEIMER MID CAP VALUE FUND

	Shares	Value
Chemicals (Continued)
Huntsman Corp.	273,850	$6,016,484

		20,658,188
Containers & Packaging—1.9%
Ball Corp.	198,550	10,380,194
Westrock Co.	235,480	9,586,391

		19,966,585
Metals & Mining—1.6%
Alcoa Corp.[1]	381,260	11,315,797
Freeport-McMoRan, Inc.	521,720	6,072,821

		17,388,618
Utilities—5.4%
Electric Utilities—4.4%
Alliant Energy Corp.	191,080	8,497,327
Avangrid, Inc.	134,510	6,708,014
Entergy Corp.	95,100	8,481,969
Exelon Corp.	190,030	9,075,833
FirstEnergy Corp.	294,600	11,548,320
PG&E Corp.[1]	250,000	3,250,000

		47,561,463

	Shares	Value
Multi-Utilities—0.5%
Ameren Corp.	72,760	$5,045,179
Water Utilities—0.5%
American Water Works Co., Inc.	51,990	4,973,883

Total Common Stocks (Cost $926,083,397)		1,033,655,636

Investment Company—4.3%
Oppenheimer Institutional Government Money Market Fund, Cl. E, 2.35%[2,3] (Cost $46,844,229)	46,844,229	46,844,229
Total Investments, at Value (Cost $972,927,626)	100.2%	1,080,499,865
Net Other Assets (Liabilities)	(0.2)	(1,933,109)

Net Assets	100.0%	$1,078,566,756

Footnotes to Statement of Investments

1. Non-income producing security.

2. Rate shown is the 7-day yield at period end.

3. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares October 31, 2018	Gross Additions	Gross Reductions	Shares January 31, 2019
Investment Company
Oppenheimer Institutional Government Money Market Fund, Cl. E	53,346,899	87,886,093	94,388,763	46,844,229

	Value	Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)
Investment Company
Oppenheimer Institutional Government Money Market Fund, Cl. E	$46,844,229	$160,278	$—	$—

3       OPPENHEIMER MID CAP VALUE FUND

NOTES TO STATEMENT OF INVESTMENTS January 31, 2019 Unaudited

1. Organization

Oppenheimer Mid Cap Value Fund (the “Fund”), a series of Oppenheimer Quest for Value Funds, is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as a diversified open-end management investment company. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) The Manager has entered into a sub-advisory agreement with OFI.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern Time, on each day the New York Stock Exchange (the “Exchange” or “NYSE”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security

4        OPPENHEIMER MID CAP VALUE FUND

3. Securities Valuation (Continued)

is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

5        OPPENHEIMER MID CAP VALUE FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$136,836,805	$—	$—	$136,836,805
Consumer Staples	52,771,988	—	—	52,771,988
Energy	79,384,004	—	—	79,384,004
Financials	316,427,649	—	—	316,427,649
Health Care	124,224,258	—	—	124,224,258
Industrials	109,269,696	—	—	109,269,696
Information Technology	99,147,320	—	—	99,147,320
Materials	58,013,391	—	—	58,013,391
Utilities	57,580,525	—	—	57,580,525
Investment Company	46,844,229	—	—	46,844,229

Total Assets	$1,080,499,865	$—	$—	$1,080,499,865

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

For the reporting period, there were no transfers between levels.

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

6       OPPENHEIMER MID CAP VALUE FUND

4. Investments and Risks (Continued)

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities.

These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued

7       OPPENHEIMER MID CAP VALUE FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

5. Market Risk Factors (Continued)

fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Pending Acquisition

On October 18, 2018, Massachusetts Mutual Life Insurance Company, an indirect corporate parent of the Sub-Adviser and the Manager, announced that it has entered into an agreement whereby Invesco Ltd. (“Invesco”), a global investment management company, will acquire the Sub-Adviser (the “Transaction”). In connection with the Transaction, on January 11, 2019, the Fund’s Board unanimously approved an Agreement and Plan of Reorganization (the “Agreement”), which provides for the transfer of the assets and liabilities of the Fund to a corresponding, newly formed fund (the “Acquiring Fund”) in the Invesco family of funds (the “Reorganization”) in exchange for shares of the corresponding Acquiring Fund of equal value to the value of the shares of the Fund as of the close of business on the closing date. Although the Acquiring Fund will be managed by Invesco Advisers, Inc., the Acquiring Fund will, as of the closing date, have the same investment objective and substantially similar principal investment strategies and risks as the Fund. After the Reorganization, Invesco Advisers, Inc. will be the investment adviser to the Acquiring Fund, and the Fund will be liquidated and dissolved under applicable law and terminate its registration under the Investment Company Act of 1940, as amended. The Reorganization is expected to be a tax-free reorganization for U.S. federal income tax purposes.

The Reorganization is subject to the approval of shareholders of the Fund. Shareholders of record of the Fund on January 14, 2019 will be entitled to vote on the Reorganization and will receive a combined prospectus and proxy statement describing the Reorganization, the shareholder meeting, and a discussion of the factors the Fund’s Board considered in approving the Agreement. The combined prospectus and proxy statement is expected to be distributed to shareholders of record on or about February 28, 2019. The anticipated date of the shareholder meeting is on or about April 12, 2019.

    If shareholders approve the Agreement and certain other closing conditions are satisfied or waived, the Reorganization is expected to close during the second quarter of 2019, or as soon as practicable thereafter. This is subject to change.

8        OPPENHEIMER MID CAP VALUE FUND

Item 2. Controls and Procedures.

(a)

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 1/31/2019, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)

There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Quest for Value Funds

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	3/15/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz

Arthur P. Steinmetz
Principal Executive Officer
Date:	3/15/2019

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	3/15/2019